UNITED STATES

SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07992

MFS SERIES TRUST XI

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199 (Address of principal executive offices) (Zip code)

Christopher R. Bohane

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant's telephone number, including area code: (617) 954-5000

Date of fiscal year end: September 30

Date of reporting period: September 30, 2022

ITEM 1. REPORTS TO STOCKHOLDERS.

Item 1(a):

Annual Report
September 30, 2022
MFS®  Mid Cap Value Fund
MDV-ANN

MFS® Mid Cap Value Fund

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK GUARANTEE

LETTER FROM THE CHAIR AND CEO
Dear Shareholders:
Global markets have recently been buffeted by a series of crosscurrents, including rising inflation, tighter financial conditions, and evolving geopolitical tensions. Consequently, at a time when global growth faces multiple headwinds, central banks have been presented with the challenge of reining in rising prices without tipping economies into recession. The U.S. Federal Reserve has made it clear that rates must move higher and tighter policy must be sustained to restore price stability and that this will likely bring some pain to households and businesses. Against that backdrop, richly valued, interest rate–sensitive growth equities have been hit particularly hard by rising interest rates. Volatility in fixed income and currency markets has picked up, with fiscal policy missteps in the United Kingdom leading to a crisis of market confidence that ultimately resulted in the ousting of Prime Minister Liz Truss. That episode could forewarn other governments to avoid policy overreach.
There are, however, encouraging signs for the markets. The latest wave of COVID-19 cases appears to be receding in Asia, and cases outside Asia, while numerous, appear to be causing fewer serious illnesses. Meanwhile, unemployment is low and global supply chain bottlenecks are easing, though lingering coronavirus restrictions in China and disruptions stemming from Russia’s invasion of Ukraine could hamper these advances. Additionally, easier Chinese monetary and regulatory policies and the record pace of corporate stock buybacks are supportive elements, albeit in an otherwise turbulent investment environment.
It is important to have a deep understanding of company fundamentals during times of market transition, and we have built our unique global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating increasingly complex global capital markets. Our investment team is guided by a commitment to long-term fundamental investing. Our global investment platform — combining collective expertise, long-term discipline, and thoughtful risk management — seeks to uncover what we believe are the best, most durable investment ideas in markets around the world, enabling us to potentially create value for investors.
Respectfully,
Michael W. Roberge
Chair and Chief Executive Officer
MFS Investment Management
November 14, 2022
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

Portfolio Composition
Portfolio structure
Top ten holdings
Arthur J. Gallagher & Co.	1.3%
Hartford Financial Services Group, Inc.	1.3%
PG&E Corp.	1.3%
LKQ Corp.	1.2%
KBR, Inc.	1.2%
Eaton Corp. PLC	1.1%
Raymond James Financial, Inc.	1.1%
Regal Rexnord Corp.	1.1%
Johnson Controls International PLC	1.1%
Pioneer Natural Resources Co.	1.1%
GICS equity sectors (g)
Financials	20.3%
Industrials	16.5%
Consumer Discretionary	9.9%
Information Technology	8.8%
Materials	8.7%
Utilities	7.9%
Energy	6.9%
Health Care	6.7%
Real Estate	6.6%
Consumer Staples	4.2%
Communication Services	1.5%

(g)	The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS. MFS has applied its own internal sector/industry classification methodology for equity securities and non-equity securities that are unclassified by GICS.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Percentages are based on net assets as of September 30, 2022.
The portfolio is actively managed and current holdings may be different.

Management Review
Summary of Results
For the twelve months ended September 30, 2022, Class A shares of the MFS Mid Cap Value Fund (fund) provided a total return of -10.44%, at net asset value. This compares with a return of -13.56% for the fund’s benchmark, the Russell Midcap® Value Index.
Market Environment
During the reporting period, markets continued to grapple with the strongest global inflationary pressures in decades along with signs of slowing economic growth. Intermittent coronavirus flareups, particularly in China, where home-grown vaccines have proved less effective than elsewhere, have kept supply chains stretched for longer than expected. At the same time, the reopening of the economy in the parts of the world where the virus has been better contained has led to a shift in consumption patterns in favor of services, straining already tight labor markets in most developed economies, while reducing demand for manufactured goods, primarily from Asia. As a result of Russia’s invasion of Ukraine, geopolitical considerations, such as sanctions and trade bans, have resulted in additional supply chain tumult and volatile global energy prices. Taken together, these factors have contributed to market volatility.
The ripple effects from the Russian invasion further complicated the mission central banks must undertake to rein in surging inflation. Energy shocks have historically resulted in global growth slowdowns, if not pullbacks, so policymakers will find themselves in the difficult position of trying to restrain inflation without tipping economies into recession. Despite the challenging macroeconomic and geopolitical environment, policymakers remained focused on corralling inflation, although investors appeared to have expected varying degrees of action from the central banks. The Fed was expected to be the most hawkish developed market central bank and the European Central Bank less so, given the growth-depleting effects on Europe's economy stemming from the invasion, while the Bank of Japan remained on the monetary sidelines, leading to a dramatic weakening of the yen.
Against an environment of rising labor and volatile materials prices, higher interest rates and waning fiscal and monetary stimulus, investor anxiety appeared to have increased over the potential that corporate profit margins may be past peak for this cycle. That said, tentative signs that supply chain bottlenecks (particularly semiconductors) may be easing, low levels of unemployment across developed markets and somewhat easier prices for raw materials were supportive factors for the macroeconomic backdrop.
Contributors to Performance
Stock selection within the consumer discretionary sector contributed to the fund’s performance relative to the Russell Midcap® Value Index. Within this sector, not owning shares of cruise operator Carnival aided relative results as the stock underperformed the benchmark.
A combination of security selection and an underweight position in the information technology sector also strengthened relative returns. Here, the timing of the fund’s ownership in shares of networking chip maker Marvell Technology, and overweight

Management Review - continued
position in semiconductor manufacturer ON Semiconductor, contributed to relative results. Marvell Technology's share price suffered from supply constraints and overall cyclical and macro environment uncertainties.
Elsewhere, the fund’s overweight holdings of oil and gas producer Devon Energy, independent oil and gas exploration and production company Pioneer Natural Resources, utility company PG&E, oil and natural gas exploration and development firm Diamondback Energy and global integrated energy company Hess benefited relative performance. The stock price of Pioneer Natural Resources advanced on solid financial results that were driven by higher commodity prices early in the reporting period. The fund's position in engineering, procurement and construction company KBR, which was not a benchmark constituent until June 2022, and its holdings of energy infrastructure company Sempra Energy(b), further supported relative performance.
Detractors from Performance
Stock selection within the health care sector weighed on the fund’s relative performance. Here, not owning shares of strong-performing health services and information technology company McKesson and dental and biotechnology company Biogen held back relative results. The fund’s overweight position in dental and oral health products manufacturer Dentsply Sirona also hindered relative returns.
Stocks in other sectors that detracted from relative performance included the fund’s position in automatic identification and data capture products manufacturer Zebra Technologies, which was not a benchmark constituent until June 2022. The stock price of Zebra Technologies came under pressure due to the challenging macroeconomic backdrop and lingering supply chain constraints across print and mobile computing. The fund’s overweight holdings of power and hand tools manufacturer Stanley Black & Decker, cable and broadband company Liberty Broadband, paper and packaging solutions provider Westrock and cable and telecommunications company Altice further weighed on relative results. Additionally, not owning shares of oil and gas exploration and production company Occidental Petroleum and independent petroleum products company Marathon Petroleum detracted from relative performance. The stock price of Occidental Petroleum advanced as the company announced strong production results, a higher dividend and a new share repurchase program, which outweighed its higher full-year 2022 capital expenditure plan.
Respectfully,
Portfolio Manager(s)
Richard Offen, Kevin Schmitz, and Brooks Taylor
(b)	Security is not a benchmark constituent.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

Performance Summary THROUGH 9/30/22
The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.
Growth of a Hypothetical $10,000 Investment

Performance Summary  - continued
Total Returns through 9/30/22
Average annual without sales charge
Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	8/31/01	(10.44)%	5.87%	9.73%	N/A
B	11/01/01	(11.16)%	5.08%	8.90%	N/A
C	11/01/01	(11.12)%	5.08%	8.90%	N/A
I	11/01/01	(10.23)%	6.14%	10.01%	N/A
R1	4/01/05	(11.11)%	5.09%	8.91%	N/A
R2	10/31/03	(10.68)%	5.61%	9.46%	N/A
R3	4/01/05	(10.46)%	5.87%	9.73%	N/A
R4	4/01/05	(10.26)%	6.14%	10.01%	N/A
R6	2/01/13	(10.14)%	6.28%	N/A	9.35%
Comparative benchmark(s)

Russell Midcap® Value Index (f)	(13.56)%	4.76%	9.44%	N/A
Average annual with sales charge

A With Initial Sales Charge (5.75%)	(15.59)%	4.63%	9.08%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)	(14.53)%	4.75%	8.90%	N/A
C With CDSC (1% for 12 months) (v)	(11.97)%	5.08%	8.90%	N/A
CDSC – Contingent Deferred Sales Charge.
Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.
(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.
Benchmark Definition(s)
Russell Midcap® Value Index(h) - constructed to provide a comprehensive barometer for value securities in the mid-cap segment of the U.S. equity universe. Companies in this index generally have lower price-to-book ratios and lower forecasted growth values.
It is not possible to invest directly in an index.
(h)	Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and/or Russell ratings or underlying data and no party may rely on any Russell Indexes and/or Russell ratings and/or underlying data contained in this document. No further distribution of Russell Data is permitted without Russell's express written consent. Russell does not promote, sponsor, or endorse the content of this document.

Performance Summary  - continued
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund's share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

Expense Table
Fund expenses borne by the shareholders during the period,
April 1, 2022 through September 30, 2022
As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2022 through September 30, 2022.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table - continued
Share Class		Annualized Expense Ratio	Beginning Account Value 4/01/22	Ending Account Value 9/30/22	Expenses Paid During Period (p) 4/01/22-9/30/22
A	Actual	1.00%	$1,000.00	$835.02	$4.60
	Hypothetical (h)	1.00%	$1,000.00	$1,020.05	$5.06
B	Actual	1.75%	$1,000.00	$831.54	$8.03
	Hypothetical (h)	1.75%	$1,000.00	$1,016.29	$8.85
C	Actual	1.75%	$1,000.00	$832.11	$8.04
	Hypothetical (h)	1.75%	$1,000.00	$1,016.29	$8.85
I	Actual	0.75%	$1,000.00	$835.87	$3.45
	Hypothetical (h)	0.75%	$1,000.00	$1,021.31	$3.80
R1	Actual	1.75%	$1,000.00	$832.02	$8.04
	Hypothetical (h)	1.75%	$1,000.00	$1,016.29	$8.85
R2	Actual	1.25%	$1,000.00	$834.06	$5.75
	Hypothetical (h)	1.25%	$1,000.00	$1,018.80	$6.33
R3	Actual	1.00%	$1,000.00	$834.97	$4.60
	Hypothetical (h)	1.00%	$1,000.00	$1,020.05	$5.06
R4	Actual	0.75%	$1,000.00	$835.93	$3.45
	Hypothetical (h)	0.75%	$1,000.00	$1,021.31	$3.80
R6	Actual	0.62%	$1,000.00	$836.44	$2.85
	Hypothetical (h)	0.62%	$1,000.00	$1,021.96	$3.14
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Portfolio of Investments
9/30/22
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 97.6%
Aerospace & Defense – 3.8%
Howmet Aerospace, Inc.	3,396,165	$105,043,383
KBR, Inc.	3,694,476	159,675,253
L3Harris Technologies, Inc.	594,903	123,638,690
Leidos Holdings, Inc.	1,441,210	126,062,639
		$514,419,965
Airlines – 0.8%
Alaska Air Group, Inc. (a)	1,253,233	$49,064,072
Delta Air Lines, Inc. (a)	2,202,416	61,799,793
		$110,863,865
Apparel Manufacturers – 0.8%
PVH Corp.	697,040	$31,227,392
Skechers USA, Inc., “A” (a)	2,604,546	82,616,199
		$113,843,591
Automotive – 2.2%
Aptiv PLC (a)	719,073	$56,238,699
Lear Corp.	614,973	73,606,119
LKQ Corp.	3,586,542	169,105,455
		$298,950,273
Broadcasting – 0.4%
Warner Bros. Discovery, Inc. (a)	4,104,741	$47,204,522
Brokerage & Asset Managers – 3.2%
Apollo Global Management, Inc.	1,849,071	$85,981,801
Cboe Global Markets, Inc.	779,490	91,488,741
Evercore Partners, Inc.	80,391	6,612,160
Invesco Ltd.	3,240,378	44,393,179
Raymond James Financial, Inc.	1,542,158	152,396,054
TPG, Inc.	2,040,430	56,805,571
		$437,677,506
Business Services – 1.7%
Amdocs Ltd.	1,714,977	$136,254,923
Global Payments, Inc.	891,490	96,325,494
		$232,580,417

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Chemicals – 1.3%
Celanese Corp.	796,249	$71,933,135
Eastman Chemical Co.	1,476,821	104,928,132
		$176,861,267
Computer Software – 1.2%
Black Knight, Inc. (a)	1,010,103	$65,383,967
Check Point Software Technologies Ltd. (a)	447,783	50,160,652
Dun & Bradstreet Holdings, Inc.	3,920,451	48,574,388
		$164,119,007
Computer Software - Systems – 1.3%
Seagate Technology Holdings PLC	849,101	$45,197,646
Verint Systems, Inc. (a)	1,112,899	37,371,148
Zebra Technologies Corp., “A” (a)	381,370	99,922,754
		$182,491,548
Construction – 4.2%
Essex Property Trust, Inc., REIT	158,602	$38,418,162
Fortune Brands Home & Security, Inc.	1,093,553	58,712,861
Masco Corp.	2,033,727	94,954,714
Mid-America Apartment Communities, Inc., REIT	597,718	92,688,130
Stanley Black & Decker, Inc.	966,011	72,653,687
Toll Brothers, Inc.	3,036,972	127,552,824
Vulcan Materials Co.	541,376	85,380,409
		$570,360,787
Consumer Products – 0.9%
International Flavors & Fragrances, Inc.	599,065	$54,413,074
Newell Brands, Inc.	5,349,682	74,307,083
		$128,720,157
Consumer Services – 0.3%
Grand Canyon Education, Inc. (a)	470,121	$38,667,452
Containers – 2.7%
Avery Dennison Corp.	459,631	$74,781,964
Crown Holdings, Inc.	1,016,005	82,326,885
Graphic Packaging Holding Co.	5,832,533	115,134,201
WestRock Co.	3,227,402	99,694,448
		$371,937,498
Electrical Equipment – 3.0%
Berry Global, Inc. (a)	1,858,574	$86,479,448
Johnson Controls International PLC	3,052,809	150,259,259
Sensata Technologies Holding PLC	2,137,222	79,675,636

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Electrical Equipment – continued
TE Connectivity Ltd.	820,753	$90,578,301
		$406,992,644
Electronics – 3.5%
Corning, Inc.	2,947,763	$85,544,082
Flex Ltd. (a)	4,559,836	75,966,868
Marvell Technology, Inc.	2,418,066	103,759,212
NXP Semiconductors N.V.	752,342	110,977,968
ON Semiconductor Corp. (a)	1,698,302	105,855,164
		$482,103,294
Energy - Independent – 5.2%
Coterra Energy, Inc.	3,174,312	$82,913,029
Devon Energy Corp.	2,231,919	134,205,290
Diamondback Energy, Inc.	914,367	110,144,649
Hess Corp.	1,303,712	142,091,571
Pioneer Natural Resources Co.	693,646	150,195,168
Valero Energy Corp.	896,651	95,807,159
		$715,356,866
Energy - Renewables – 1.0%
AES Corp.	5,831,102	$131,782,905
Engineering - Construction – 0.6%
Quanta Services, Inc.	625,778	$79,717,859
Food & Beverages – 2.7%
Coca-Cola Europacific Partners PLC	1,719,321	$73,277,461
Ingredion, Inc.	1,143,637	92,085,651
J.M. Smucker Co.	693,634	95,312,248
Kellogg Co.	1,612,368	112,317,555
		$372,992,915
Food & Drug Stores – 0.7%
Albertsons Cos., Inc., “A”	3,874,331	$96,315,869
Gaming & Lodging – 0.8%
Hyatt Hotels Corp. (a)	767,623	$62,146,758
International Game Technology PLC	2,671,604	42,211,343
		$104,358,101
General Merchandise – 0.9%
Dollar Tree, Inc. (a)	856,548	$116,576,183

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Insurance – 8.9%
American International Group, Inc.	1,527,411	$72,521,474
Arthur J. Gallagher & Co.	1,027,034	175,848,762
Assurant, Inc.	839,871	122,008,060
Cincinnati Financial Corp.	495,634	44,393,938
Equitable Holdings, Inc.	5,093,261	134,207,427
Everest Re Group Ltd.	481,196	126,285,078
Hanover Insurance Group, Inc.	546,928	70,083,354
Hartford Financial Services Group, Inc.	2,815,899	174,416,784
Reinsurance Group of America, Inc.	742,582	93,424,242
Voya Financial, Inc.	1,424,726	86,195,923
Willis Towers Watson PLC	612,246	123,024,711
		$1,222,409,753
Leisure & Toys – 1.8%
Brunswick Corp.	1,546,635	$101,227,261
Electronic Arts, Inc.	650,811	75,305,341
Mattel, Inc. (a)	3,706,663	70,204,197
		$246,736,799
Machinery & Tools – 5.1%
Eaton Corp. PLC	1,144,033	$152,568,241
Ingersoll Rand, Inc.	1,943,549	84,077,930
ITT, Inc.	1,081,443	70,661,486
PACCAR, Inc.	1,394,561	116,710,810
Regal Rexnord Corp.	1,072,654	150,557,715
Wabtec Corp.	1,505,184	122,446,718
		$697,022,900
Major Banks – 1.8%
Comerica, Inc.	1,267,238	$90,100,622
KeyCorp	5,686,904	91,104,202
State Street Corp.	1,058,454	64,364,588
		$245,569,412
Medical & Health Technology & Services – 3.0%
AmerisourceBergen Corp.	941,162	$127,367,454
ICON PLC (a)	452,641	83,186,363
Laboratory Corp. of America Holdings	437,985	89,703,708
Syneos Health, Inc. (a)	774,829	36,533,187
Universal Health Services, Inc.	872,190	76,909,714
		$413,700,426

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Medical Equipment – 3.2%
Agilent Technologies, Inc.	637,042	$77,432,455
Dentsply Sirona, Inc.	2,438,957	69,144,431
Hologic, Inc. (a)	984,342	63,509,746
Maravai Lifesciences Holdings, Inc., “A” (a)	1,667,651	42,575,130
PerkinElmer, Inc.	785,778	94,552,667
Zimmer Biomet Holdings, Inc.	924,871	96,695,263
		$443,909,692
Natural Gas - Distribution – 0.4%
Atmos Energy Corp.	535,492	$54,539,860
Natural Gas - Pipeline – 1.2%
Plains GP Holdings LP	6,769,712	$73,857,558
Targa Resources Corp.	1,553,669	93,748,387
		$167,605,945
Network & Telecom – 0.7%
Motorola Solutions, Inc.	454,019	$101,686,635
Oil Services – 0.4%
Halliburton Co.	2,421,943	$59,628,237
Other Banks & Diversified Financials – 6.4%
Discover Financial Services	655,798	$59,625,154
East West Bancorp, Inc.	1,077,324	72,331,533
Element Fleet Management Corp.	6,285,513	74,169,372
Northern Trust Corp.	1,048,940	89,747,306
Prosperity Bancshares, Inc.	1,164,585	77,654,528
Signature Bank	372,811	56,294,461
SLM Corp.	8,321,337	116,415,505
SVB Financial Group (a)	177,762	59,688,924
Umpqua Holdings Corp.	5,831,750	99,664,608
Wintrust Financial Corp.	500,272	40,797,182
Zions Bancorp NA	2,560,857	130,245,187
		$876,633,760
Pharmaceuticals – 0.4%
Organon & Co.	2,395,840	$56,062,656
Pollution Control – 1.1%
GFL Environmental, Inc.	1,931,824	$48,855,829
Republic Services, Inc.	739,617	100,617,497
		$149,473,326

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Real Estate – 5.6%
Boston Properties, Inc., REIT	443,657	$33,260,965
Brixmor Property Group, Inc., REIT	4,541,656	83,884,386
Host Hotels & Resorts, Inc., REIT	5,011,630	79,584,685
Jones Lang LaSalle, Inc. (a)	87,491	13,217,265
Life Storage, Inc., REIT	1,111,588	123,119,487
Spirit Realty Capital, Inc., REIT	1,677,805	60,669,429
STAG Industrial, Inc., REIT	1,283,912	36,501,618
Sun Communities, Inc., REIT	768,667	104,023,705
VICI Properties, Inc., REIT	4,882,176	145,732,954
W.P. Carey, Inc., REIT	1,283,027	89,555,285
		$769,549,779
Restaurants – 1.8%
Aramark	2,992,306	$93,359,947
Performance Food Group Co. (a)	1,322,834	56,815,720
Wendy's Co.	5,464,215	102,126,179
		$252,301,846
Specialty Chemicals – 3.2%
Ashland, Inc.	1,090,239	$103,539,998
Axalta Coating Systems Ltd. (a)	4,098,439	86,313,125
Corteva, Inc.	2,254,080	128,820,672
DuPont de Nemours, Inc.	2,021,648	101,891,059
Univar Solutions, Inc. (a)	1,011,198	22,994,643
		$443,559,497
Specialty Stores – 1.2%
Builders FirstSource, Inc. (a)	764,006	$45,015,234
Ross Stores, Inc.	981,250	82,689,937
Urban Outfitters, Inc. (a)	2,096,042	41,187,225
		$168,892,396
Telecommunications - Wireless – 0.5%
Liberty Broadband Corp. (a)	953,299	$70,353,466
Telephone Services – 0.1%
Altice USA, Inc., “A” (a)	2,402,417	$14,006,091
Trucking – 1.0%
Knight-Swift Transportation Holdings, Inc.	1,548,301	$75,758,368
XPO Logistics, Inc. (a)	1,362,879	60,675,373
		$136,433,741

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Utilities - Electric Power – 6.6%
CenterPoint Energy, Inc.	3,643,245	$102,666,644
CMS Energy Corp.	1,974,843	115,014,856
Edison International	1,274,954	72,136,897
Eversource Energy	1,272,577	99,210,103
PG&E Corp. (a)	13,790,139	172,376,738
Pinnacle West Capital Corp.	1,507,250	97,232,698
Public Service Enterprise Group, Inc.	2,255,977	126,853,587
Sempra Energy	800,676	120,053,359
		$905,544,882
Total Common Stocks (Identified Cost, $11,842,041,606)		$13,390,515,590
Preferred Stocks – 0.4%
Consumer Products – 0.4%
Henkel AG & Co. KGaA (Identified Cost, $78,901,139)	891,814	$53,332,847
Investment Companies (h) – 2.1%
Money Market Funds – 2.1%
MFS Institutional Money Market Portfolio, 2.64% (v) (Identified Cost, $296,072,265)	296,085,369	$296,114,977

Other Assets, Less Liabilities – (0.1)%		(17,610,155)
Net Assets – 100.0%		$13,722,353,259

(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $296,114,977 and $13,443,848,437, respectively.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:
REIT	Real Estate Investment Trust
See Notes to Financial Statements

Financial Statements
Statement of Assets and Liabilities
At 9/30/22
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
Assets
Investments in unaffiliated issuers, at value (identified cost, $11,920,942,745)	$13,443,848,437
Investments in affiliated issuers, at value (identified cost, $296,072,265)	296,114,977
Receivables for
Investments sold	39,141,580
Fund shares sold	21,651,124
Dividends	21,669,338
Other assets	4,349
Total assets	$13,822,429,805
Liabilities
Payables for
Investments purchased	$54,497,796
Fund shares reacquired	41,639,174
Payable to affiliates
Investment adviser	461,178
Administrative services fee	3,502
Shareholder servicing costs	2,764,376
Distribution and service fees	37,397
Payable for independent Trustees' compensation	18,688
Accrued expenses and other liabilities	654,435
Total liabilities	$100,076,546
Net assets	$13,722,353,259
Net assets consist of
Paid-in capital	$11,565,295,088
Total distributable earnings (loss)	2,157,058,171
Net assets	$13,722,353,259
Shares of beneficial interest outstanding	523,136,242

Statement of Assets and Liabilities – continued
	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$1,563,018,417	61,039,235	$25.61
Class B	7,309,237	305,264	23.94
Class C	85,828,640	3,608,520	23.78
Class I	3,383,518,498	128,261,902	26.38
Class R1	11,823,776	507,959	23.28
Class R2	64,334,506	2,581,145	24.92
Class R3	574,211,568	22,517,470	25.50
Class R4	533,949,171	20,708,830	25.78
Class R6	7,498,359,446	283,605,917	26.44

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $27.17 [100 / 94.25 x $25.61]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.
See Notes to Financial Statements

Financial Statements
Statement of Operations
Year ended 9/30/22
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Net investment income (loss)
Income
Dividends	$304,572,955
Dividends from affiliated issuers	1,951,264
Other	524,657
Income on securities loaned	3,424
Foreign taxes withheld	(841,204)
Total investment income	$306,211,096
Expenses
Management fee	$95,769,833
Distribution and service fees	7,664,473
Shareholder servicing costs	9,144,203
Program manager fees	4,109
Administrative services fee	649,348
Independent Trustees' compensation	109,944
Custodian fee	200,256
Shareholder communications	750,667
Audit and tax fees	45,906
Legal fees	70,661
Miscellaneous	804,963
Total expenses	$115,214,363
Reduction of expenses by investment adviser and distributor	(2,216,819)
Net expenses	$112,997,544
Net investment income (loss)	$193,213,552
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$838,576,134
Affiliated issuers	(12,915)
Foreign currency	3,794
Net realized gain (loss)	$838,567,013
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$(2,668,227,558)
Affiliated issuers	36,780
Translation of assets and liabilities in foreign currencies	(35,402)
Net unrealized gain (loss)	$(2,668,226,180)
Net realized and unrealized gain (loss)	$(1,829,659,167)
Change in net assets from operations	$(1,636,445,615)
See Notes to Financial Statements

Financial Statements
Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	9/30/22	9/30/21
Change in net assets
From operations
Net investment income (loss)	$193,213,552	$136,344,770
Net realized gain (loss)	838,567,013	744,741,468
Net unrealized gain (loss)	(2,668,226,180)	3,263,327,868
Change in net assets from operations	$(1,636,445,615)	$4,144,414,106
Total distributions to shareholders	$(900,270,010)	$(120,000,131)
Change in net assets from fund share transactions	$1,483,450,716	$884,549,817
Total change in net assets	$(1,053,264,909)	$4,908,963,792
Net assets
At beginning of period	14,775,618,168	9,866,654,376
At end of period	$13,722,353,259	$14,775,618,168
See Notes to Financial Statements

Financial Statements
Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Class A	Year ended
	9/30/22	9/30/21	9/30/20	9/30/19	9/30/18
Net asset value, beginning of period	$30.27	$21.56	$23.63	$24.10	$22.99
Income (loss) from investment operations
Net investment income (loss) (d)	$0.29	$0.21	$0.23	$0.24	$0.18
Net realized and unrealized gain (loss)	(3.15)	8.70	(1.79)	0.53	1.71
Total from investment operations	$(2.86)	$8.91	$(1.56)	$0.77	$1.89
Less distributions declared to shareholders
From net investment income	$(0.29)	$(0.20)	$(0.23)	$(0.19)	$(0.10)
From net realized gain	(1.51)	—	(0.28)	(1.05)	(0.68)
Total distributions declared to shareholders	$(1.80)	$(0.20)	$(0.51)	$(1.24)	$(0.78)
Net asset value, end of period (x)	$25.61	$30.27	$21.56	$23.63	$24.10
Total return (%) (r)(s)(t)(x)	(10.44)	41.55	(6.87)	3.98	8.37
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.00	1.02	1.07	1.08	1.08
Expenses after expense reductions	0.99	1.01	1.06	1.06	1.07
Net investment income (loss)	0.97	0.75	1.04	1.05	0.78
Portfolio turnover	17	19	19	27	26
Net assets at end of period (000 omitted)	$1,563,018	$1,616,315	$1,141,479	$1,199,095	$1,131,758
See Notes to Financial Statements

Financial Highlights – continued
Class B	Year ended
	9/30/22	9/30/21	9/30/20	9/30/19	9/30/18
Net asset value, beginning of period	$28.40	$20.22	$22.18	$22.67	$21.73
Income (loss) from investment operations
Net investment income (loss) (d)	$0.04	$(0.01)	$0.06	$0.06	$0.00(w)
Net realized and unrealized gain (loss)	(2.94)	8.20	(1.69)	0.50	1.62
Total from investment operations	$(2.90)	$8.19	$(1.63)	$0.56	$1.62
Less distributions declared to shareholders
From net investment income	$(0.05)	$(0.01)	$(0.05)	$(0.00)(w)	$—
From net realized gain	(1.51)	—	(0.28)	(1.05)	(0.68)
Total distributions declared to shareholders	$(1.56)	$(0.01)	$(0.33)	$(1.05)	$(0.68)
Net asset value, end of period (x)	$23.94	$28.40	$20.22	$22.18	$22.67
Total return (%) (r)(s)(t)(x)	(11.16)	40.52	(7.55)	3.17	7.59
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.75	1.77	1.81	1.83	1.83
Expenses after expense reductions	1.74	1.76	1.80	1.81	1.82
Net investment income (loss)	0.13	(0.04)	0.28	0.30	0.02
Portfolio turnover	17	19	19	27	26
Net assets at end of period (000 omitted)	$7,309	$11,291	$10,677	$16,670	$19,816

Class C	Year ended
	9/30/22	9/30/21	9/30/20	9/30/19	9/30/18
Net asset value, beginning of period	$28.24	$20.12	$22.09	$22.57	$21.65
Income (loss) from investment operations
Net investment income (loss) (d)	$0.05	$(0.00)(w)	$0.06	$0.06	$0.00(w)
Net realized and unrealized gain (loss)	(2.93)	8.15	(1.69)	0.51	1.60
Total from investment operations	$(2.88)	$8.15	$(1.63)	$0.57	$1.60
Less distributions declared to shareholders
From net investment income	$(0.07)	$(0.03)	$(0.06)	$—	$—
From net realized gain	(1.51)	—	(0.28)	(1.05)	(0.68)
Total distributions declared to shareholders	$(1.58)	$(0.03)	$(0.34)	$(1.05)	$(0.68)
Net asset value, end of period (x)	$23.78	$28.24	$20.12	$22.09	$22.57
Total return (%) (r)(s)(t)(x)	(11.16)	40.55	(7.58)	3.22	7.53
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.75	1.77	1.81	1.83	1.83
Expenses after expense reductions	1.74	1.76	1.80	1.82	1.82
Net investment income (loss)	0.17	(0.02)	0.28	0.30	0.01
Portfolio turnover	17	19	19	27	26
Net assets at end of period (000 omitted)	$85,829	$108,116	$87,086	$119,427	$133,345
See Notes to Financial Statements

Financial Highlights – continued
Class I	Year ended
	9/30/22	9/30/21	9/30/20	9/30/19	9/30/18
Net asset value, beginning of period	$31.13	$22.16	$24.27	$24.72	$23.56
Income (loss) from investment operations
Net investment income (loss) (d)	$0.38	$0.30	$0.29	$0.30	$0.25
Net realized and unrealized gain (loss)	(3.25)	8.93	(1.84)	0.54	1.75
Total from investment operations	$(2.87)	$9.23	$(1.55)	$0.84	$2.00
Less distributions declared to shareholders
From net investment income	$(0.37)	$(0.26)	$(0.28)	$(0.24)	$(0.16)
From net realized gain	(1.51)	—	(0.28)	(1.05)	(0.68)
Total distributions declared to shareholders	$(1.88)	$(0.26)	$(0.56)	$(1.29)	$(0.84)
Net asset value, end of period (x)	$26.38	$31.13	$22.16	$24.27	$24.72
Total return (%) (r)(s)(t)(x)	(10.23)	41.90	(6.64)	4.24	8.66
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.75	0.77	0.82	0.83	0.83
Expenses after expense reductions	0.74	0.76	0.81	0.82	0.82
Net investment income (loss)	1.25	1.03	1.28	1.31	1.04
Portfolio turnover	17	19	19	27	26
Net assets at end of period (000 omitted)	$3,383,518	$3,056,701	$1,651,249	$1,772,356	$1,389,171
See Notes to Financial Statements

Financial Highlights – continued
Class R1	Year ended
	9/30/22	9/30/21	9/30/20	9/30/19	9/30/18
Net asset value, beginning of period	$27.68	$19.74	$21.69	$22.22	$21.31
Income (loss) from investment operations
Net investment income (loss) (d)	$0.05	$(0.00)(w)	$0.06	$0.06	$0.01
Net realized and unrealized gain (loss)	(2.85)	7.98	(1.66)	0.49	1.58
Total from investment operations	$(2.80)	$7.98	$(1.60)	$0.55	$1.59
Less distributions declared to shareholders
From net investment income	$(0.09)	$(0.04)	$(0.07)	$(0.03)	$—
From net realized gain	(1.51)	—	(0.28)	(1.05)	(0.68)
Total distributions declared to shareholders	$(1.60)	$(0.04)	$(0.35)	$(1.08)	$(0.68)
Net asset value, end of period (x)	$23.28	$27.68	$19.74	$21.69	$22.22
Total return (%) (r)(s)(t)(x)	(11.11)	40.46	(7.56)	3.20	7.60
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.75	1.77	1.82	1.83	1.83
Expenses after expense reductions	1.74	1.76	1.80	1.82	1.82
Net investment income (loss)	0.19	(0.00)(w)	0.28	0.30	0.03
Portfolio turnover	17	19	19	27	26
Net assets at end of period (000 omitted)	$11,824	$13,789	$10,476	$13,348	$13,538

Class R2	Year ended
	9/30/22	9/30/21	9/30/20	9/30/19	9/30/18
Net asset value, beginning of period	$29.51	$21.01	$23.04	$23.49	$22.42
Income (loss) from investment operations
Net investment income (loss) (d)	$0.19	$0.13	$0.17	$0.17	$0.11
Net realized and unrealized gain (loss)	(3.06)	8.51	(1.75)	0.52	1.67
Total from investment operations	$(2.87)	$8.64	$(1.58)	$0.69	$1.78
Less distributions declared to shareholders
From net investment income	$(0.21)	$(0.14)	$(0.17)	$(0.09)	$(0.03)
From net realized gain	(1.51)	—	(0.28)	(1.05)	(0.68)
Total distributions declared to shareholders	$(1.72)	$(0.14)	$(0.45)	$(1.14)	$(0.71)
Net asset value, end of period (x)	$24.92	$29.51	$21.01	$23.04	$23.49
Total return (%) (r)(s)(t)(x)	(10.72)	41.24	(7.08)	3.70	8.11
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.25	1.27	1.32	1.33	1.33
Expenses after expense reductions	1.24	1.26	1.30	1.31	1.32
Net investment income (loss)	0.66	0.48	0.78	0.80	0.50
Portfolio turnover	17	19	19	27	26
Net assets at end of period (000 omitted)	$64,335	$83,472	$66,086	$82,671	$97,398
See Notes to Financial Statements

Financial Highlights – continued
Class R3	Year ended
	9/30/22	9/30/21	9/30/20	9/30/19	9/30/18
Net asset value, beginning of period	$30.15	$21.48	$23.54	$24.01	$22.91
Income (loss) from investment operations
Net investment income (loss) (d)	$0.28	$0.21	$0.23	$0.23	$0.18
Net realized and unrealized gain (loss)	(3.13)	8.67	(1.78)	0.53	1.70
Total from investment operations	$(2.85)	$8.88	$(1.55)	$0.76	$1.88
Less distributions declared to shareholders
From net investment income	$(0.29)	$(0.21)	$(0.23)	$(0.18)	$(0.10)
From net realized gain	(1.51)	—	(0.28)	(1.05)	(0.68)
Total distributions declared to shareholders	$(1.80)	$(0.21)	$(0.51)	$(1.23)	$(0.78)
Net asset value, end of period (x)	$25.50	$30.15	$21.48	$23.54	$24.01
Total return (%) (r)(s)(t)(x)	(10.46)	41.55	(6.85)	3.95	8.37
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.00	1.02	1.07	1.08	1.08
Expenses after expense reductions	0.99	1.01	1.06	1.07	1.07
Net investment income (loss)	0.96	0.75	1.04	1.05	0.77
Portfolio turnover	17	19	19	27	26
Net assets at end of period (000 omitted)	$574,212	$606,828	$405,406	$405,908	$401,520

Class R4	Year ended
	9/30/22	9/30/21	9/30/20	9/30/19	9/30/18
Net asset value, beginning of period	$30.47	$21.69	$23.77	$24.24	$23.11
Income (loss) from investment operations
Net investment income (loss) (d)	$0.36	$0.28	$0.28	$0.29	$0.24
Net realized and unrealized gain (loss)	(3.18)	8.76	(1.79)	0.53	1.72
Total from investment operations	$(2.82)	$9.04	$(1.51)	$0.82	$1.96
Less distributions declared to shareholders
From net investment income	$(0.36)	$(0.26)	$(0.29)	$(0.24)	$(0.15)
From net realized gain	(1.51)	—	(0.28)	(1.05)	(0.68)
Total distributions declared to shareholders	$(1.87)	$(0.26)	$(0.57)	$(1.29)	$(0.83)
Net asset value, end of period (x)	$25.78	$30.47	$21.69	$23.77	$24.24
Total return (%) (r)(s)(t)(x)	(10.26)	41.92	(6.64)	4.23	8.69
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.75	0.77	0.82	0.83	0.83
Expenses after expense reductions	0.74	0.76	0.81	0.82	0.82
Net investment income (loss)	1.19	1.00	1.29	1.29	1.02
Portfolio turnover	17	19	19	27	26
Net assets at end of period (000 omitted)	$533,949	$607,641	$437,597	$373,705	$428,566
See Notes to Financial Statements

Financial Highlights – continued
Class R6	Year ended
	9/30/22	9/30/21	9/30/20	9/30/19	9/30/18
Net asset value, beginning of period	$31.20	$22.20	$24.31	$24.76	$23.60
Income (loss) from investment operations
Net investment income (loss) (d)	$0.40	$0.33	$0.32	$0.33	$0.28
Net realized and unrealized gain (loss)	(3.25)	8.96	(1.84)	0.54	1.75
Total from investment operations	$(2.85)	$9.29	$(1.52)	$0.87	$2.03
Less distributions declared to shareholders
From net investment income	$(0.40)	$(0.29)	$(0.31)	$(0.27)	$(0.19)
From net realized gain	(1.51)	—	(0.28)	(1.05)	(0.68)
Total distributions declared to shareholders	$(1.91)	$(0.29)	$(0.59)	$(1.32)	$(0.87)
Net asset value, end of period (x)	$26.44	$31.20	$22.20	$24.31	$24.76
Total return (%) (r)(s)(t)(x)	(10.14)	42.14	(6.52)	4.39	8.80
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.63	0.64	0.68	0.68	0.69
Expenses after expense reductions	0.62	0.63	0.66	0.68	0.68
Net investment income (loss)	1.31	1.13	1.44	1.45	1.18
Portfolio turnover	17	19	19	27	26
Net assets at end of period (000 omitted)	$7,498,359	$8,659,522	$6,048,320	$5,084,448	$4,127,556

(d)	Per share data is based on average shares outstanding.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01 and total return or ratio was less than 0.01%, as applicable.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements

Notes to Financial Statements
(1) Business and Organization
MFS Mid Cap Value Fund (the fund) is a diversified series of MFS Series Trust XI (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2) Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.
In June 2022, the FASB issued Accounting Standards Update 2022-03, Fair Value Measurement (Topic 820) – Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”), which affects all entities that have investments in equity securities measured at fair value that are subject to contractual sale restrictions. ASU 2022-03 clarifies that a contractual restriction on the sale of an equity security is a characteristic of the reporting entity holding the equity security rather than a characteristic of the asset and, therefore, is not considered in measuring the fair value of the equity security. The fund decided to early adopt ASU 2022-03 effective as of June 30, 2022 as the guidance in ASU 2022-03 was consistent with the fund’s existing practices for fair value measurement.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. Effective September 8, 2022, and in accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the

Notes to Financial Statements  - continued
“valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
Under the fund's valuation policy and procedures, equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value.
Open-end investment companies are generally valued at net asset value per share. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases,

Notes to Financial Statements  - continued
an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of September 30, 2022 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$13,443,848,437	$—	$—	$13,443,848,437
Mutual Funds	296,114,977	—	—	296,114,977
Total	$13,739,963,414	$—	$—	$13,739,963,414
For further information regarding security characteristics, see the Portfolio of Investments.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Security Loans — Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund's rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and

Notes to Financial Statements  - continued
the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At September 30, 2022, there were no securities on loan or collateral outstanding.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net

Notes to Financial Statements  - continued
asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to passive foreign investment companies, wash sale loss deferrals, treating a portion of the proceeds from redemptions as a distribution for tax purposes, and redemptions in-kind.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 9/30/22	Year ended 9/30/21
Ordinary income (including any short-term capital gains)	$329,136,352	$120,000,131
Long-term capital gains	571,133,658	—
Total distributions	$900,270,010	$120,000,131
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 9/30/22
Cost of investments	$12,239,135,559
Gross appreciation	2,836,141,896
Gross depreciation	(1,335,314,041)
Net unrealized appreciation (depreciation)	$1,500,827,855
Undistributed ordinary income	172,161,831
Undistributed long-term capital gain	484,103,291
Other temporary differences	(34,806)
Total distributable earnings (loss)	$2,157,058,171
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution, service, and program manager fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class C shares will convert to Class A shares approximately eight years after purchase. Effective March 21, 2022, all Class 529B and Class 529C shares were converted into Class 529A shares. Effective

Notes to Financial Statements  - continued
May 20, 2022, all Class 529A shares were redeemed. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 9/30/22	Year ended 9/30/21
Class A	$96,432,800	$10,731,815
Class B	598,337	5,792
Class C	5,990,286	136,332
Class I	186,285,313	20,674,364
Class R1	786,024	18,908
Class R2	4,613,017	409,800
Class R3	35,510,416	4,299,628
Class R4	36,974,321	5,174,740
Class R6	532,361,947	78,484,359
Class 529A	634,419	60,407
Class 529B	8,727	1,176
Class 529C	74,403	2,810
Total	$900,270,010	$120,000,131
(3) Transactions with Affiliates
Note regarding references to Class 529A, Class 529B, and Class 529C shares in this “Note (3) Transactions with Affiliates”: Effective March 21, 2022, all Class 529B and Class 529C shares were converted into Class 529A shares. Effective May 20, 2022, all Class 529A shares were redeemed. Accordingly, information with respect to Class 529B and Class 529C shares is for the period ending March 21, 2022, and information with respect to Class 529A shares is for the period ending May 20, 2022.
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.75%
In excess of $1 billion and up to $2.5 billion	0.70%
In excess of $2.5 billion and up to $5 billion	0.65%
In excess of $5 billion and up to $10 billion	0.60%
In excess of $10 billion and up to $20 billion	0.55%
In excess of $20 billion	0.50%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. Effective March 1, 2022, MFS has also agreed in writing to waive at least 0.01% of its management fee as part of this agreement. The agreement to waive at least 0.01% of the management fee will continue until modified by the fund's Board of Trustees, but such agreement will continue at least until January 31, 2024. For the year ended September 30, 2022, this management fee reduction amounted to $2,215,554, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended September 30, 2022 was equivalent to an annual effective rate of 0.59% of the fund's average daily net assets.

Notes to Financial Statements  - continued
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $393,594 and $2,414 for the year ended September 30, 2022, as its portion of the initial sales charge on sales of Class A and Class 529A shares of the fund, respectively.
The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
Distribution Plan Fee Table:
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$ 4,363,681
Class B	0.75%	0.25%	1.00%	1.00%	103,009
Class C	0.75%	0.25%	1.00%	1.00%	1,064,384
Class R1	0.75%	0.25%	1.00%	1.00%	142,056
Class R2	0.25%	0.25%	0.50%	0.50%	397,788
Class R3	—	0.25%	0.25%	0.25%	1,567,766
Class 529A	—	0.25%	0.25%	0.24%	18,769
Class 529B	0.75%	0.25%	1.00%	0.87%	586
Class 529C	0.75%	0.25%	1.00%	1.00%	6,434
Total Distribution and Service Fees					$7,664,473
(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended September 30, 2022 based on each class's average daily net assets. MFD has voluntarily agreed to rebate a portion of each class's 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates' seed money. For the year ended September 30, 2022, this rebate amounted to $108, $212, $50, $864, and $31 for Class A, Class C, Class R2, Class 529A, and Class 529C shares, respectively, and is included in the reduction of total expenses in the Statement of Operations. For the period from October 1, 2021 through October 31, 2021, the 0.75% distribution fee was not imposed for Class 529B shares due to the sales charge limitations contained in Financial Industry Regulatory Authority (“FINRA”) Rule 2341. Effective November 1, 2021, the 0.75% distribution fee was reinstated for Class 529B shares.
Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B and Class 529B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C and Class 529C shares are subject to a CDSC in the event of

Notes to Financial Statements  - continued
a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended September 30, 2022, were as follows:
Amount
Class A	$39,012
Class B	2,345
Class C	12,039
Class 529B	—
Class 529C	17
The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund’s 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.05% of the average daily net assets attributable to each 529 share class. As described above, all Class 529A, Class 529B, and Class 529C shares were redeemed on or before May 20, 2022. Accordingly, the foregoing agreement between the fund and MFD was terminated effective May 20, 2022. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees for the year ended September 30, 2022, were as follows:
Fee
Class 529A	$3,754
Class 529B	33
Class 529C	322
Total Program Manager Fees	$4,109
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund's Board of Trustees. For the year ended September 30, 2022, the fee was $487,410, which equated to 0.0031% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended September 30, 2022, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $8,656,793.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended September 30, 2022 was equivalent to an annual effective rate of 0.0041% of the fund's average daily net assets.

Notes to Financial Statements  - continued
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended September 30, 2022, the fund engaged in sale transactions pursuant to this policy, which amounted to $2,350,168. The sales transactions resulted in net realized gains (losses) of $(235,068).
The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended September 30, 2022, this reimbursement amounted to $523,345, which is included in “Other” income in the Statement of Operations.
(4) Portfolio Securities
For the year ended September 30, 2022, purchases and sales of investments, other than in-kind transactions and short-term obligations, aggregated $3,656,143,425 and $2,570,582,236, respectively.

Notes to Financial Statements  - continued
(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 9/30/22		Year ended 9/30/21
	Shares	Amount	Shares	Amount
Shares sold
Class A	13,262,109	$397,668,703	12,812,889	$361,843,167
Class B	14,456	408,282	18,236	512,142
Class C	654,393	18,492,710	910,143	23,690,682
Class I	57,862,646	1,784,249,282	43,622,897	1,255,939,078
Class R1	153,103	4,169,846	137,608	3,599,147
Class R2	624,891	18,183,127	847,773	23,398,527
Class R3	8,184,812	240,440,547	9,294,689	243,086,841
Class R4	5,984,537	180,219,192	5,811,613	163,527,287
Class R6	63,203,019	1,959,482,403	60,669,022	1,756,653,187
Class 529A	89,111	2,682,132	75,386	2,076,543
Class 529B	548	15,502	—	—
Class 529C	1,702	47,968	5,428	139,153
	150,035,327	$4,606,059,694	134,205,684	$3,834,465,754
Shares issued to shareholders in reinvestment of distributions
Class A	2,880,701	$88,437,532	373,341	$9,355,919
Class B	20,317	586,743	240	5,686
Class C	196,258	5,630,643	5,431	127,734
Class I	5,545,672	175,021,411	758,667	19,520,493
Class R1	27,992	786,024	820	18,908
Class R2	151,104	4,524,061	16,302	399,085
Class R3	1,161,599	35,510,092	172,191	4,299,614
Class R4	1,150,255	35,485,381	191,043	4,808,540
Class R6	15,220,378	480,963,955	2,725,450	70,180,340
Class 529A	20,806	626,890	2,418	59,565
Class 529B	314	8,727	52	1,176
Class 529C	2,666	74,342	123	2,810
	26,378,062	$827,655,801	4,246,078	$108,779,870

Notes to Financial Statements  - continued
	Year ended 9/30/22		Year ended 9/30/21
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(8,494,822)	$(252,361,400)	(12,743,480)	$(357,480,384)
Class B	(127,126)	(3,532,701)	(148,930)	(3,866,035)
Class C	(1,070,998)	(29,797,434)	(1,414,436)	(36,666,331)
Class I	(33,325,658)	(1,017,551,865)	(20,723,098)	(594,758,697)
Class R1	(171,211)	(4,659,529)	(171,187)	(4,268,849)
Class R2	(1,023,887)	(29,682,054)	(1,180,445)	(31,809,912)
Class R3	(6,954,151)	(207,995,396)	(8,215,852)	(222,256,997)
Class R4	(6,370,136)	(190,438,387)	(6,235,789)	(173,971,830)
Class R6	(72,402,278)	(2,199,726,317)	(58,234,951)	(1,631,709,402)
Class 529A	(461,957)	(12,889,784)	(41,900)	(1,110,786)
Class 529B	(5,327)	(147,283)	(1,493)	(37,939)
Class 529C	(53,470)	(1,482,629)	(31,181)	(758,645)
	(130,461,021)	$(3,950,264,779)	(109,142,742)	$(3,058,695,807)
Net change
Class A	7,647,988	$233,744,835	442,750	$13,718,702
Class B	(92,353)	(2,537,676)	(130,454)	(3,348,207)
Class C	(220,347)	(5,674,081)	(498,862)	(12,847,915)
Class I	30,082,660	941,718,828	23,658,466	680,700,874
Class R1	9,884	296,341	(32,759)	(650,794)
Class R2	(247,892)	(6,974,866)	(316,370)	(8,012,300)
Class R3	2,392,260	67,955,243	1,251,028	25,129,458
Class R4	764,656	25,266,186	(233,133)	(5,636,003)
Class R6	6,021,119	240,720,041	5,159,521	195,124,125
Class 529A	(352,040)	(9,580,762)	35,904	1,025,322
Class 529B	(4,465)	(123,054)	(1,441)	(36,763)
Class 529C	(49,102)	(1,360,319)	(25,630)	(616,682)
	45,952,368	$1,483,450,716	29,309,020	$884,549,817
The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Growth Allocation Fund, the MFS Moderate Allocation Fund, the MFS Aggressive Growth Allocation Fund, and the MFS Conservative Allocation Fund were the owners of record of approximately 4%, 3%, 2%, and 1%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2025 Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime 2040 Fund, the MFS Lifetime 2045 Fund, the MFS Lifetime 2050 Fund, the MFS Lifetime 2055 Fund, the MFS Lifetime 2060 Fund, the MFS Lifetime 2065 Fund, and the MFS Lifetime Income Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

Notes to Financial Statements  - continued
Effective June 1, 2019, purchases of the fund’s Class B and Class 529B shares were closed to new and existing investors subject to certain exceptions. Effective after the close of business on March 18, 2022, all sales of Class 529B and Class 529C shares were suspended, and Class 529B and Class 529C shares were converted into Class 529A shares of the fund effective March 21, 2022. Effective after the close of business on May 13, 2022, all sales and redemptions of Class 529A shares were suspended, and all Class 529A shares were redeemed on May 20, 2022.
(6) Line of Credit
The fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate) plus 0.10%, 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires on March 16, 2023 unless extended or renewed. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended September 30, 2022, the fund’s commitment fee and interest expense were $67,462 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$234,363,157	$2,074,921,823	$2,013,193,868	$(12,915)	$36,780	$296,114,977

Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$1,951,264	$—
(8) Redemptions In-Kind
On February 22, 2022, the fund recorded a redemption in-kind of portfolio securities and cash that was valued at $259,680,998. The redeeming shareholder generally receives a pro rata share of the securities held by the fund. The distribution of such

Notes to Financial Statements  - continued
securities generated a realized gain of $127,187,277 for the fund, which is included in Net realized gain in the Statement of Operations. For tax purposes, no gains were recognized with respect to the portfolio securities redeemed in-kind.
On July 1, 2022, the fund recorded a redemption in-kind of portfolio securities and cash that was valued at $89,736,072. The redeeming shareholder generally receives a pro rata share of the securities held by the fund. The distribution of such securities generated a realized gain of $35,843,734 for the fund, which is included in Net realized gain in the Statement of Operations. For tax purposes, no gains were recognized with respect to the portfolio securities redeemed in-kind.
(9) LIBOR Transition
Certain of the fund's investments, including investments in certain debt instruments and derivatives (if any), as well as borrowings by the fund and certain other contractual arrangements of the fund, may be based on the London Interbank Offered Rate (“LIBOR”). In 2017, the regulatory authority that oversees financial services firms in the United Kingdom announced plans to transition away from LIBOR by the end of 2021. In March 2021, the administrator of LIBOR announced the extension of the publication of the more commonly used U.S. dollar LIBOR settings to the end of June 2023. Although the full impacts of the transition away from LIBOR are not fully known, the transition may result in, among other things, an increase in volatility or illiquidity of the markets for instruments that currently rely on LIBOR to determine interest rates and this could have an adverse impact on the fund's performance. With respect to the fund's accounting for investments, including investments in certain debt instruments and derivatives, as well as borrowings by the fund and any other contractual arrangements of the fund that undergo reference rate-related modifications as a result of the transition, management will rely upon the relief provided by FASB Codification Topic 848 – Reference Rate Reform (Topic 848). The guidance in Topic 848 permits the fund to account for those modified contracts as a continuation of the existing contracts. Management is still evaluating the impact to the fund of the June 30, 2023 planned discontinuation of the more commonly used U.S. dollar LIBOR settings.
(10) Russia and Ukraine Conflict
The market disruptions, which began in late February 2022, associated with geopolitical events related to the conflict between Russia and Ukraine may adversely affect the value of the fund’s assets and thus the fund’s performance. Management continues to monitor these events and to evaluate the related impacts, if any, to the fund.

Report of Independent Registered Public Accounting Firm
To the Shareholders of MFS Mid Cap Value Fund and the Board of Trustees of MFS Series Trust XI
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MFS Mid Cap Value Fund (the “Fund”) (one of the funds constituting MFS Series Trust XI (the “Trust”)), including the portfolio of investments, as of September 30, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting MFS Series Trust XI) at September 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Report of Independent Registered Public Accounting Firm – continued
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2022,by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more MFS investment companies since 1993.
Boston, Massachusetts
November 14, 2022

Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of November 1, 2022, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)  The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Michael W. Roberge (k) (age 56)	Trustee	January 2021	136	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022); President (until December 2018); Chief Investment Officer (until December 2018)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 67)	Trustee and Chair of Trustees	January 2009	136	Private investor	N/A
Steven E. Buller (age 71)	Trustee	February 2014	136	Private investor	N/A
John A. Caroselli (age 68)	Trustee	March 2017	136	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 67)	Trustee	January 2009	136	Private investor	N/A
Peter D. Jones (age 67)	Trustee	January 2019	136	Private investor	N/A
James W. Kilman, Jr. (age 61)	Trustee	January 2019	136	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 66)	Trustee	March 2017	136	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 66)	Trustee	May 2014	136	Private investor	N/A
Laurie J. Thomsen (age 65)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Senior Managing Counsel
Kino Clark (k) (age 54)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 55)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President
David L. DiLorenzo (k) (age 54)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 55)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel
Brian E. Langenfeld (k) (age 49)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Managing Counsel

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Rosa E. Licea-Mailloux(k) (age 46)	Chief Compliance Officer	March 2022	136	Massachusetts Financial Services Company, Vice President (since 2018); Director of Corporate Compliance (2018-2021), Senior Director Compliance (2021-2022), Senior Managing Director of North American Compliance & Chief Compliance Officer (since March 2022); Natixis Investment Managers (investment management), Funds Chief Compliance Officer, Deputy General Counsel & Senior Vice President (until 2018)
Amanda S. Mooradian (k) (age 43)	Assistant Secretary and Assistant Clerk	September 2018	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Kasey L. Phillips (k) (age 51)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 47)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Senior Managing Counsel
William B. Wilson(k) (age 40)	Assistant Secretary and Assistant Clerk	October 2022	136	Massachusetts Financial Services Company, Assistant Vice President and Counsel
James O. Yost (k) (age 62)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Trustees and Officers - continued
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900

Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116

Portfolio Manager(s)
Richard Offen Kevin Schmitz Brooks Taylor

Board Review of Investment Advisory Agreement
MFS Mid Cap Value Fund
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2022 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2021 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about

Board Review of Investment Advisory Agreement - continued
MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class I shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2021, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class I shares was in the 1st quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class I shares was in the 2nd quintile for the one-year period and the 1st quintile for the three-year period ended December 31, 2021 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class I shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Broadridge expense group median.

Board Review of Investment Advisory Agreement - continued
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion, $2.5 billion, $5 billion, $10 billion and $20 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The

Board Review of Investment Advisory Agreement - continued
Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2022.

Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund's Form N-PORT reports are available on the SEC's Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at mfs.com/openendfunds by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
Further Information
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The fund will notify shareholders of amounts for use in preparing 2022 income tax forms in January 2023. The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.
The fund designates $708,722,000 as capital gain dividends paid during the fiscal year.
For corporate shareholders, 74.44% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

Federal Tax Information (unaudited) - continued
The fund designates the maximum amount allowable as Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Save paper with eDelivery.
MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.
To sign up:
1. Go to mfs.com.
2. Log in via MFS® Access.
3. Select eDelivery.
If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.
CONTACT
WEB SITE
mfs.com
MFS TALK
1-800-637-8255
24 hours a day
ACCOUNT SERVICE AND LITERATURE
Shareholders
1-800-225-2606
Financial advisors
1-800-343-2829
Retirement plan services
1-800-637-1255
MAILING ADDRESS
MFS Service Center, Inc.
P.O. Box 219341
Kansas City, MO 64121-9341
OVERNIGHT MAIL
MFS Service Center, Inc.
Suite 219341
430 W 7th Street
Kansas City, MO 64105-1407

Annual Report
September 30, 2022
MFS®  Blended Research®
Core Equity Fund
UNE-ANN

MFS® Blended Research®
Core Equity Fund

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK GUARANTEE

LETTER FROM THE CHAIR AND CEO
Dear Shareholders:
Global markets have recently been buffeted by a series of crosscurrents, including rising inflation, tighter financial conditions, and evolving geopolitical tensions. Consequently, at a time when global growth faces multiple headwinds, central banks have been presented with the challenge of reining in rising prices without tipping economies into recession. The U.S. Federal Reserve has made it clear that rates must move higher and tighter policy must be sustained to restore price stability and that this will likely bring some pain to households and businesses. Against that backdrop, richly valued, interest rate–sensitive growth equities have been hit particularly hard by rising interest rates. Volatility in fixed income and currency markets has picked up, with fiscal policy missteps in the United Kingdom leading to a crisis of market confidence that ultimately resulted in the ousting of Prime Minister Liz Truss. That episode could forewarn other governments to avoid policy overreach.
There are, however, encouraging signs for the markets. The latest wave of COVID-19 cases appears to be receding in Asia, and cases outside Asia, while numerous, appear to be causing fewer serious illnesses. Meanwhile, unemployment is low and global supply chain bottlenecks are easing, though lingering coronavirus restrictions in China and disruptions stemming from Russia’s invasion of Ukraine could hamper these advances. Additionally, easier Chinese monetary and regulatory policies and the record pace of corporate stock buybacks are supportive elements, albeit in an otherwise turbulent investment environment.
It is important to have a deep understanding of company fundamentals during times of market transition, and we have built our unique global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating increasingly complex global capital markets. Our investment team is guided by a commitment to long-term fundamental investing. Our global investment platform — combining collective expertise, long-term discipline, and thoughtful risk management — seeks to uncover what we believe are the best, most durable investment ideas in markets around the world, enabling us to potentially create value for investors.
Respectfully,
Michael W. Roberge
Chair and Chief Executive Officer
MFS Investment Management
November 14, 2022
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.
1

Portfolio Composition
Portfolio structure
Top ten holdings
Microsoft Corp.	7.0%
Apple, Inc.	6.4%
Amazon.com, Inc.	3.0%
Johnson & Johnson	2.8%
Alphabet, Inc., “C”	2.6%
Alphabet, Inc., “A”	2.4%
Merck & Co., Inc.	2.1%
McKesson Corp.	1.9%
Cigna Corp.	1.8%
Cheniere Energy, Inc.	1.7%
GICS equity sectors (g)
Information Technology	26.5%
Health Care	16.5%
Financials	11.8%
Consumer Discretionary	11.6%
Communication Services	8.3%
Industrials	7.0%
Consumer Staples	6.2%
Energy	4.1%
Real Estate	3.3%
Utilities	2.3%
Materials	1.6%

(g)	The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS. MFS has applied its own internal sector/industry classification methodology for equity securities and non-equity securities that are unclassified by GICS.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Percentages are based on net assets as of September 30, 2022.
The portfolio is actively managed and current holdings may be different.
2

Management Review
Summary of Results
For the twelve months ended September 30, 2022, Class A shares of the MFS Blended Research Core Equity Fund (fund) provided a total return of -13.53%, at net asset value. This compares with a return of -15.47% for the fund’s benchmark, the Standard & Poor's 500 Stock Index (S&P 500 Index).
Market Environment
During the reporting period, markets continued to grapple with the strongest global inflationary pressures in decades along with signs of slowing economic growth. Intermittent coronavirus flareups, particularly in China, where home-grown vaccines have proved less effective than elsewhere, have kept supply chains stretched for longer than expected. At the same time, the reopening of the economy in the parts of the world where the virus has been better contained has led to a shift in consumption patterns in favor of services, straining already tight labor markets in most developed economies, while reducing demand for manufactured goods, primarily from Asia. As a result of Russia’s invasion of Ukraine, geopolitical considerations, such as sanctions and trade bans, have resulted in additional supply chain tumult and volatile global energy prices. Taken together, these factors have contributed to market volatility.
The ripple effects from the Russian invasion further complicated the mission central banks must undertake to rein in surging inflation. Energy shocks have historically resulted in global growth slowdowns, if not pullbacks, so policymakers will find themselves in the difficult position of trying to restrain inflation without tipping economies into recession. Despite the challenging macroeconomic and geopolitical environment, policymakers remained focused on corralling inflation, although investors appeared to have expected varying degrees of action from the central banks. The Fed was expected to be the most hawkish developed market central bank and the European Central Bank less so, given the growth-depleting effects on Europe's economy stemming from the invasion, while the Bank of Japan remained on the monetary sidelines, leading to a dramatic weakening of the yen.
Against an environment of rising labor and volatile materials prices, higher interest rates and waning fiscal and monetary stimulus, investor anxiety appeared to have increased over the potential that corporate profit margins may be past peak for this cycle. That said, tentative signs that supply chain bottlenecks (particularly semiconductors) may be easing, low levels of unemployment across developed markets and somewhat easier prices for raw materials were supportive factors for the macroeconomic backdrop.
Contributors to Performance
Security selection within the health care sector contributed to performance relative to the S&P 500 Index. Within this sector, the fund's overweight positions in health services and information technology company McKesson, global health services provider Cigna, biotechnology company Vertex Pharmaceuticals and pharmaceutical company Merck & Co. bolstered relative performance. The stock price of McKesson advanced as the company reported strong revenue results and favorable forward-looking guidance.
3

Management Review - continued
Individual stocks in other sectors that benefited relative returns included the fund's holdings of natural gas services provider Cheniere Energy Partners(b), and overweight positions in petrochemical products company Valero Energy, agricultural commodities company Archer-Daniels-Midland and global security firm Northrop Grumman. The stock price of Cheniere Energy Partners rose as the company reported revenue results that surpassed expectations, primarily driven by strength in global gas prices. Not owning shares of weak-performing internet TV shows and movie subscription services provider Netflix further supported the fund’s relative performance.
The fund’s cash and/or cash equivalents position during the period also contributed to relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets fell, as measured by the fund’s benchmark, holding cash benefited performance versus the benchmark, which has no cash position.
Detractors from Performance
Stock selection within the information technology sector detracted from relative performance, led by the fund’s overweight positions in software company Adobe Systems and semiconductor manufacturer Applied Materials. The stock price of Adobe Systems declined as the company lowered its earnings and revenue guidance and announced its intention to acquire privately-owned design and collaboration tool company Figma.
Stock selection within the consumer discretionary sector also weakened relative returns. Here, the fund’s underweight position in electric vehicle manufacturer Tesla, which outperformed the benchmark, held back relative results.
Elsewhere, the fund's overweight positions in cable services provider Charter Communications, global financial services firm JPMorgan Chase and technology company Alphabet, and the timing of its ownership in shares of integrated oil and gas company Exxon Mobil, detracted from relative performance. The share price of Exxon Mobil appreciated as the company reported solid financial results, driven by revenue growth, a strong energy price environment, and expanded margins in its refining segment. The fund's underweight position in health insurance and Medicare/Medicaid provider UnitedHealth Group, and not owning shares of integrated energy company Chevron and pharmaceutical company Abbvie, also dampened relative performance.
Respectfully,
Portfolio Manager(s)
Jim Fallon, Matt Krummell, Jonathan Sage, and Jed Stocks
(b)	Security is not a benchmark constituent.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
4

Performance Summary THROUGH 9/30/22
The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.
Growth of a Hypothetical $10,000 Investment
5

Performance Summary  - continued
Total Returns through 9/30/22
Average annual without sales charge
Share Class	Class Inception Date	1-yr	5-yr	10-yr
A	8/07/97	(13.53)%	7.97%	10.46%
B	8/11/97	(14.20)%	7.15%	9.63%
C	8/11/97	(14.20)%	7.16%	9.63%
I	1/14/94	(13.31)%	8.23%	10.73%
R1	9/02/08	(14.20)%	7.12%	9.62%
R2	9/02/08	(13.74)%	7.70%	10.18%
R3	9/02/08	(13.53)%	7.97%	10.46%
R4	9/02/08	(13.33)%	8.23%	10.74%
R6	6/01/12	(13.22)%	8.35%	10.86%
Comparative benchmark(s)
Standard & Poor's 500 Stock Index (f)	(15.47)%	9.24%	11.70%
Average annual with sales charge

A With Initial Sales Charge (5.75%)	(18.50)%	6.69%	9.81%
B With CDSC (Declining over six years from 4% to 0%) (v)	(17.14)%	6.86%	9.63%
C With CDSC (1% for 12 months) (v)	(14.93)%	7.16%	9.63%
CDSC – Contingent Deferred Sales Charge.
Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.
(f)	Source: FactSet Research Systems Inc.
(v)	Assuming redemption at the end of the applicable period.
Benchmark Definition(s)
Standard & Poor's 500 Stock Index(g) – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.
It is not possible to invest directly in an index.
(g)	“Standard & Poor's®” and “S&P®” are registered trademarks of Standard & Poor's Financial Services LLC (“S&P”) and Dow Jones is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”) and have been licensed for use by S&P Dow Jones Indices LLC and sublicensed for certain purposes by MFS. The S&P 500® is a product of S&P Dow Jones Indices LLC, and has been licensed for use by MFS. MFS's product(s) is not sponsored, endorsed, sold, or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or their respective affiliates, and neither S&P Dow Jones Indices LLC, Dow Jones, S&P, nor their respective affiliates make any representation regarding the advisability of investing in such product(s).
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented.
6

Performance Summary  - continued
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
7

Expense Table
Fund expenses borne by the shareholders during the period,
April 1, 2022 through September 30, 2022
As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2022 through September 30, 2022.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
8

Expense Table - continued
Share Class		Annualized Expense Ratio	Beginning Account Value 4/01/22	Ending Account Value 9/30/22	Expenses Paid During Period (p) 4/01/22-9/30/22
A	Actual	0.74%	$1,000.00	$820.76	$3.38
	Hypothetical (h)	0.74%	$1,000.00	$1,021.36	$3.75
B	Actual	1.49%	$1,000.00	$817.60	$6.79
	Hypothetical (h)	1.49%	$1,000.00	$1,017.60	$7.54
C	Actual	1.49%	$1,000.00	$817.62	$6.79
	Hypothetical (h)	1.49%	$1,000.00	$1,017.60	$7.54
I	Actual	0.49%	$1,000.00	$821.82	$2.24
	Hypothetical (h)	0.49%	$1,000.00	$1,022.61	$2.48
R1	Actual	1.49%	$1,000.00	$817.66	$6.79
	Hypothetical (h)	1.49%	$1,000.00	$1,017.60	$7.54
R2	Actual	0.99%	$1,000.00	$819.66	$4.52
	Hypothetical (h)	0.99%	$1,000.00	$1,020.10	$5.01
R3	Actual	0.74%	$1,000.00	$820.71	$3.38
	Hypothetical (h)	0.74%	$1,000.00	$1,021.36	$3.75
R4	Actual	0.49%	$1,000.00	$821.78	$2.24
	Hypothetical (h)	0.49%	$1,000.00	$1,022.61	$2.48
R6	Actual	0.39%	$1,000.00	$822.15	$1.78
	Hypothetical (h)	0.39%	$1,000.00	$1,023.11	$1.98
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.
9

Portfolio of Investments
9/30/22
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 99.2%
Aerospace & Defense – 2.1%
General Dynamics Corp.	65,157	$13,824,361
Honeywell International, Inc.	11,827	1,974,754
Northrop Grumman Corp.	6,129	2,882,591
Textron, Inc.	18,865	1,099,075
		$19,780,781
Alcoholic Beverages – 0.3%
Constellation Brands, Inc., “A”	11,592	$2,662,450
Apparel Manufacturers – 0.4%
NIKE, Inc., “B”	44,299	$3,682,133
Automotive – 1.8%
Ford Motor Co.	239,939	$2,687,317
Lear Corp.	11,966	1,432,211
LKQ Corp.	58,392	2,753,183
Tesla, Inc. (a)	38,778	10,285,864
		$17,158,575
Biotechnology – 1.5%
Biogen, Inc. (a)	41,222	$11,006,274
Gilead Sciences, Inc.	34,617	2,135,522
Moderna, Inc. (a)	7,879	931,692
		$14,073,488
Broadcasting – 0.3%
Walt Disney Co. (a)	33,205	$3,132,228
Brokerage & Asset Managers – 1.5%
Charles Schwab Corp.	34,520	$2,480,953
Raymond James Financial, Inc.	115,410	11,404,816
		$13,885,769
Business Services – 2.9%
Accenture PLC, “A”	54,111	$13,922,760
Amdocs Ltd.	17,564	1,395,460
Dropbox, Inc. (a)	57,788	1,197,367
GoDaddy, Inc. (a)	148,325	10,513,276
		$27,028,863
10

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Cable TV – 1.1%
Charter Communications, Inc., “A” (a)	30,741	$9,325,282
Comcast Corp., “A”	28,450	834,439
		$10,159,721
Computer Software – 8.6%
Adobe Systems, Inc. (a)	36,504	$10,045,901
Atlassian Corp. PLC, “A” (a)	21,116	4,446,818
Microsoft Corp.	280,304	65,282,802
		$79,775,521
Computer Software - Systems – 6.9%
Apple, Inc.	430,971	$59,560,192
Seagate Technology Holdings PLC	18,828	1,002,215
ServiceNow, Inc. (a)	6,730	2,541,315
Zebra Technologies Corp., “A” (a)	4,281	1,121,665
		$64,225,387
Construction – 0.3%
Sherwin-Williams Co.	13,536	$2,771,496
Consumer Products – 1.2%
Colgate-Palmolive Co.	163,451	$11,482,433
Consumer Services – 2.0%
Booking Holdings, Inc. (a)	7,812	$12,836,757
Expedia Group, Inc. (a)	63,741	5,971,894
		$18,808,651
Electrical Equipment – 0.6%
TE Connectivity Ltd.	47,729	$5,267,372
Electronics – 5.7%
Applied Materials, Inc.	161,365	$13,220,634
Corning, Inc.	124,085	3,600,947
Intel Corp.	204,210	5,262,492
Lam Research Corp.	10,586	3,874,476
Micron Technology, Inc.	33,757	1,691,226
NVIDIA Corp.	7,222	876,679
NXP Semiconductors N.V.	63,234	9,327,647
Texas Instruments, Inc.	98,271	15,210,385
		$53,064,486
11

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Energy - Independent – 2.2%
Marathon Petroleum Corp.	50,162	$4,982,592
Valero Energy Corp.	141,699	15,140,538
		$20,123,130
Energy - Integrated – 0.2%
Exxon Mobil Corp.	19,366	$1,690,845
Entertainment – 0.2%
Live Nation Entertainment, Inc. (a)	22,344	$1,699,038
Food & Beverages – 2.9%
Archer Daniels Midland Co.	194,448	$15,643,342
Mondelez International, Inc.	49,970	2,739,855
PepsiCo, Inc.	33,456	5,462,026
Tyson Foods, Inc., “A”	46,616	3,073,393
		$26,918,616
Food & Drug Stores – 0.4%
Albertsons Cos., Inc., “A”	141,404	$3,515,303
Gaming & Lodging – 0.5%
Marriott International, Inc., “A”	30,374	$4,256,612
Health Maintenance Organizations – 3.2%
Cigna Corp.	58,768	$16,306,357
Humana, Inc.	19,799	9,606,277
UnitedHealth Group, Inc.	7,912	3,995,876
		$29,908,510
Insurance – 5.4%
Ameriprise Financial, Inc.	30,688	$7,731,842
Berkshire Hathaway, Inc., “B” (a)	18,546	4,952,153
Equitable Holdings, Inc.	267,863	7,058,190
Everest Re Group Ltd.	44,571	11,697,213
Hartford Financial Services Group, Inc.	15,912	985,589
MetLife, Inc.	245,178	14,901,919
Reinsurance Group of America, Inc.	19,652	2,472,418
		$49,799,324
Internet – 5.9%
Alphabet, Inc., “A” (a)	231,924	$22,183,531
Alphabet, Inc., “C” (a)	252,395	24,267,779
Gartner, Inc. (a)	3,930	1,087,392
Meta Platforms, Inc., “A” (a)	55,990	7,596,723
		$55,135,425
12

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Leisure & Toys – 1.5%
Brunswick Corp.	119,129	$7,796,993
Electronic Arts, Inc.	14,601	1,689,482
Polaris, Inc.	46,405	4,438,638
		$13,925,113
Machinery & Tools – 2.0%
Eaton Corp. PLC	60,790	$8,106,954
PACCAR, Inc.	105,959	8,867,709
Wabtec Corp.	17,590	1,430,947
		$18,405,610
Major Banks – 3.5%
Bank of America Corp.	203,466	$6,144,673
JPMorgan Chase & Co.	135,108	14,118,786
Wells Fargo & Co.	306,155	12,313,554
		$32,577,013
Medical & Health Technology & Services – 1.8%
McKesson Corp.	50,723	$17,239,226
Medical Equipment – 2.6%
Abbott Laboratories	71,169	$6,886,312
Boston Scientific Corp. (a)	36,363	1,408,339
Hologic, Inc. (a)	16,225	1,046,837
Medtronic PLC	86,631	6,995,453
Thermo Fisher Scientific, Inc.	15,071	7,643,861
		$23,980,802
Natural Gas - Pipeline – 1.7%
Cheniere Energy, Inc.	94,323	$15,649,129
Oil Services – 0.1%
NOV, Inc.	60,510	$979,052
Other Banks & Diversified Financials – 3.1%
Mastercard, Inc., “A”	6,609	$1,879,203
SLM Corp.	729,074	10,199,745
Visa, Inc., “A”	79,476	14,118,912
Zions Bancorp NA	52,578	2,674,117
		$28,871,977
Pharmaceuticals – 7.3%
Eli Lilly & Co.	35,373	$11,437,859
Johnson & Johnson	156,517	25,568,617
Merck & Co., Inc.	230,475	19,848,507
13

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Pharmaceuticals – continued
Vertex Pharmaceuticals, Inc. (a)	38,635	$11,186,378
		$68,041,361
Railroad & Shipping – 1.4%
CSX Corp.	487,073	$12,975,625
Real Estate – 3.3%
Extra Space Storage, Inc., REIT	73,958	$12,773,286
Host Hotels & Resorts, Inc., REIT	366,136	5,814,240
Life Storage, Inc., REIT	28,614	3,169,287
Public Storage, Inc., REIT	14,258	4,174,885
VICI Properties, Inc., REIT	144,626	4,317,086
		$30,248,784
Restaurants – 0.2%
Texas Roadhouse, Inc.	22,839	$1,992,931
Specialty Chemicals – 1.6%
Chemours Co.	224,319	$5,529,463
DuPont de Nemours, Inc.	17,486	881,294
Linde PLC	22,257	6,000,265
Univar Solutions, Inc. (a)	104,702	2,380,924
		$14,791,946
Specialty Stores – 7.0%
Amazon.com, Inc. (a)	248,050	$28,029,650
AutoZone, Inc. (a)	1,445	3,095,089
Builders FirstSource, Inc. (a)	37,037	2,182,220
Home Depot, Inc.	47,578	13,128,674
O'Reilly Automotive, Inc. (a)	5,998	4,218,693
Target Corp.	5,975	886,630
Wal-Mart Stores, Inc.	101,930	13,220,321
		$64,761,277
Telephone Services – 0.7%
Lumen Technologies, Inc.	926,872	$6,747,628
Trucking – 1.0%
United Parcel Service, Inc., “B”	59,366	$9,589,984
14

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Utilities - Electric Power – 2.3%
Exelon Corp.	316,074	$11,840,132
PG&E Corp. (a)	255,565	3,194,562
Vistra Corp.	289,891	6,087,711
		$21,122,405
Total Common Stocks (Identified Cost, $737,441,523)		$921,906,020
Investment Companies (h) – 0.7%
Money Market Funds – 0.7%
MFS Institutional Money Market Portfolio, 2.64% (v) (Identified Cost, $6,208,339)	6,208,338	$6,208,959

Other Assets, Less Liabilities – 0.1%		992,746
Net Assets – 100.0%		$929,107,725

(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $6,208,959 and $921,906,020, respectively.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:
REIT	Real Estate Investment Trust
See Notes to Financial Statements
15

Financial Statements
Statement of Assets and Liabilities
At 9/30/22
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
Assets
Investments in unaffiliated issuers, at value (identified cost, $737,441,523)	$921,906,020
Investments in affiliated issuers, at value (identified cost, $6,208,339)	6,208,959
Receivables for
Fund shares sold	1,388,802
Dividends	528,069
Receivable from investment adviser	43,537
Other assets	859
Total assets	$930,076,246
Liabilities
Payables for
Fund shares reacquired	$558,535
Payable to affiliates
Administrative services fee	826
Shareholder servicing costs	262,238
Distribution and service fees	6,088
Payable for independent Trustees' compensation	2,830
Accrued expenses and other liabilities	138,004
Total liabilities	$968,521
Net assets	$929,107,725
Net assets consist of
Paid-in capital	$675,735,942
Total distributable earnings (loss)	253,371,783
Net assets	$929,107,725
Shares of beneficial interest outstanding	35,743,453
16

Statement of Assets and Liabilities – continued
	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$182,294,451	7,071,860	$25.78
Class B	9,268,440	379,322	24.43
Class C	27,014,792	1,128,396	23.94
Class I	449,441,996	17,097,251	26.29
Class R1	1,158,695	47,933	24.17
Class R2	34,445,538	1,419,331	24.27
Class R3	38,202,428	1,487,759	25.68
Class R4	7,218,849	278,091	25.96
Class R6	180,062,536	6,833,510	26.35

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $27.35 [100 / 94.25 x $25.78]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.
See Notes to Financial Statements
17

Financial Statements
Statement of Operations
Year ended 9/30/22
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Net investment income (loss)
Income
Dividends	$16,203,883
Dividends from affiliated issuers	53,748
Other	53,328
Foreign taxes withheld	(25,748)
Total investment income	$16,285,211
Expenses
Management fee	$4,411,435
Distribution and service fees	1,402,251
Shareholder servicing costs	1,011,934
Administrative services fee	175,881
Independent Trustees' compensation	17,264
Custodian fee	58,049
Shareholder communications	65,567
Audit and tax fees	63,872
Legal fees	3,515
Miscellaneous	196,090
Total expenses	$7,405,858
Reduction of expenses by investment adviser and distributor	(786,342)
Net expenses	$6,619,516
Net investment income (loss)	$9,665,695
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$75,268,046
Affiliated issuers	41
Net realized gain (loss)	$75,268,087
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$(224,323,987)
Affiliated issuers	620
Net unrealized gain (loss)	$(224,323,367)
Net realized and unrealized gain (loss)	$(149,055,280)
Change in net assets from operations	$(139,389,585)
See Notes to Financial Statements
18

Financial Statements
Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	9/30/22	9/30/21
Change in net assets
From operations
Net investment income (loss)	$9,665,695	$10,092,349
Net realized gain (loss)	75,268,087	187,886,545
Net unrealized gain (loss)	(224,323,367)	117,133,226
Change in net assets from operations	$(139,389,585)	$315,112,120
Total distributions to shareholders	$(171,984,596)	$(78,659,212)
Change in net assets from fund share transactions	$91,952,199	$(160,482,968)
Total change in net assets	$(219,421,982)	$75,969,940
Net assets
At beginning of period	1,148,529,707	1,072,559,767
At end of period	$929,107,725	$1,148,529,707
See Notes to Financial Statements
19

Financial Statements
Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Class A	Year ended
	9/30/22	9/30/21	9/30/20	9/30/19	9/30/18
Net asset value, beginning of period	$34.76	$28.49	$26.52	$29.79	$26.59
Income (loss) from investment operations
Net investment income (loss) (d)	$0.23	$0.24	$0.28	$0.33	$0.31
Net realized and unrealized gain (loss)	(3.91)	8.10	3.08	(0.93)	3.79
Total from investment operations	$(3.68)	$8.34	$3.36	$(0.60)	$4.10
Less distributions declared to shareholders
From net investment income	$(0.22)	$(0.26)	$(0.38)	$(0.39)	$(0.33)
From net realized gain	(5.08)	(1.81)	(1.01)	(2.28)	(0.57)
Total distributions declared to shareholders	$(5.30)	$(2.07)	$(1.39)	$(2.67)	$(0.90)
Net asset value, end of period (x)	$25.78	$34.76	$28.49	$26.52	$29.79
Total return (%) (r)(s)(t)(x)	(13.53)	30.69	12.88	(0.62)	15.72
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.81	0.81	0.82	0.82	0.81
Expenses after expense reductions	0.74	0.74	0.74	0.74	0.74
Net investment income (loss)	0.73	0.74	1.04	1.29	1.10
Portfolio turnover	43	57	63	53	64
Net assets at end of period (000 omitted)	$182,294	$221,508	$243,181	$251,505	$303,929
See Notes to Financial Statements
20

Financial Highlights – continued
Class B	Year ended
	9/30/22	9/30/21	9/30/20	9/30/19	9/30/18
Net asset value, beginning of period	$33.22	$27.30	$25.47	$28.68	$25.62
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.01)	$(0.00)(w)	$0.08	$0.13	$0.09
Net realized and unrealized gain (loss)	(3.70)	7.76	2.94	(0.87)	3.66
Total from investment operations	$(3.71)	$7.76	$3.02	$(0.74)	$3.75
Less distributions declared to shareholders
From net investment income	$—	$(0.03)	$(0.18)	$(0.19)	$(0.12)
From net realized gain	(5.08)	(1.81)	(1.01)	(2.28)	(0.57)
Total distributions declared to shareholders	$(5.08)	$(1.84)	$(1.19)	$(2.47)	$(0.69)
Net asset value, end of period (x)	$24.43	$33.22	$27.30	$25.47	$28.68
Total return (%) (r)(s)(t)(x)	(14.20)	29.70	12.03	(1.33)	14.84
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.56	1.55	1.57	1.57	1.56
Expenses after expense reductions	1.49	1.49	1.49	1.49	1.49
Net investment income (loss)	(0.03)	(0.01)	0.29	0.54	0.33
Portfolio turnover	43	57	63	53	64
Net assets at end of period (000 omitted)	$9,268	$15,538	$15,562	$18,064	$21,577

Class C	Year ended
	9/30/22	9/30/21	9/30/20	9/30/19	9/30/18
Net asset value, beginning of period	$32.65	$26.85	$25.06	$28.27	$25.26
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.01)	$(0.00)(w)	$0.07	$0.13	$0.09
Net realized and unrealized gain (loss)	(3.62)	7.65	2.90	(0.88)	3.61
Total from investment operations	$(3.63)	$7.65	$2.97	$(0.75)	$3.70
Less distributions declared to shareholders
From net investment income	$—	$(0.04)	$(0.17)	$(0.18)	$(0.12)
From net realized gain	(5.08)	(1.81)	(1.01)	(2.28)	(0.57)
Total distributions declared to shareholders	$(5.08)	$(1.85)	$(1.18)	$(2.46)	$(0.69)
Net asset value, end of period (x)	$23.94	$32.65	$26.85	$25.06	$28.27
Total return (%) (r)(s)(t)(x)	(14.20)	29.76	12.02	(1.37)	14.86
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.56	1.55	1.57	1.57	1.56
Expenses after expense reductions	1.49	1.49	1.49	1.49	1.49
Net investment income (loss)	(0.03)	(0.02)	0.29	0.54	0.33
Portfolio turnover	43	57	63	53	64
Net assets at end of period (000 omitted)	$27,015	$45,369	$44,725	$53,788	$70,299
See Notes to Financial Statements
21

Financial Highlights – continued
Class I	Year ended
	9/30/22	9/30/21	9/30/20	9/30/19	9/30/18
Net asset value, beginning of period	$35.38	$28.96	$26.94	$30.23	$26.96
Income (loss) from investment operations
Net investment income (loss) (d)	$0.31	$0.33	$0.35	$0.40	$0.38
Net realized and unrealized gain (loss)	(3.98)	8.24	3.13	(0.94)	3.85
Total from investment operations	$(3.67)	$8.57	$3.48	$(0.54)	$4.23
Less distributions declared to shareholders
From net investment income	$(0.34)	$(0.34)	$(0.45)	$(0.47)	$(0.39)
From net realized gain	(5.08)	(1.81)	(1.01)	(2.28)	(0.57)
Total distributions declared to shareholders	$(5.42)	$(2.15)	$(1.46)	$(2.75)	$(0.96)
Net asset value, end of period (x)	$26.29	$35.38	$28.96	$26.94	$30.23
Total return (%) (r)(s)(t)(x)	(13.31)	31.03	13.15	(0.39)	16.00
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.56	0.56	0.57	0.57	0.56
Expenses after expense reductions	0.49	0.49	0.49	0.49	0.49
Net investment income (loss)	0.98	0.99	1.29	1.52	1.34
Portfolio turnover	43	57	63	53	64
Net assets at end of period (000 omitted)	$449,442	$533,711	$465,900	$392,729	$498,169

Class R1	Year ended
	9/30/22	9/30/21	9/30/20	9/30/19	9/30/18
Net asset value, beginning of period	$32.92	$27.10	$25.18	$28.39	$25.38
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.01)	$(0.00)(w)	$0.13	$0.13	$0.09
Net realized and unrealized gain (loss)	(3.66)	7.71	2.80	(0.87)	3.62
Total from investment operations	$(3.67)	$7.71	$2.93	$(0.74)	$3.71
Less distributions declared to shareholders
From net investment income	$—	$(0.08)	$—	$(0.19)	$(0.13)
From net realized gain	(5.08)	(1.81)	(1.01)	(2.28)	(0.57)
Total distributions declared to shareholders	$(5.08)	$(1.89)	$(1.01)	$(2.47)	$(0.70)
Net asset value, end of period (x)	$24.17	$32.92	$27.10	$25.18	$28.39
Total return (%) (r)(s)(t)(x)	(14.20)	29.76	11.79	(1.33)	14.84
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.56	1.55	1.58	1.57	1.56
Expenses after expense reductions	1.49	1.49	1.49	1.49	1.49
Net investment income (loss)	(0.02)	(0.01)	0.49	0.54	0.33
Portfolio turnover	43	57	63	53	64
Net assets at end of period (000 omitted)	$1,159	$1,333	$1,084	$10,895	$13,185
See Notes to Financial Statements
22

Financial Highlights – continued
Class R2	Year ended
	9/30/22	9/30/21	9/30/20	9/30/19	9/30/18
Net asset value, beginning of period	$33.02	$27.16	$25.32	$28.58	$25.58
Income (loss) from investment operations
Net investment income (loss) (d)	$0.14	$0.15	$0.20	$0.26	$0.23
Net realized and unrealized gain (loss)	(3.66)	7.70	2.94	(0.90)	3.65
Total from investment operations	$(3.52)	$7.85	$3.14	$(0.64)	$3.88
Less distributions declared to shareholders
From net investment income	$(0.15)	$(0.18)	$(0.29)	$(0.34)	$(0.31)
From net realized gain	(5.08)	(1.81)	(1.01)	(2.28)	(0.57)
Total distributions declared to shareholders	$(5.23)	$(1.99)	$(1.30)	$(2.62)	$(0.88)
Net asset value, end of period (x)	$24.27	$33.02	$27.16	$25.32	$28.58
Total return (%) (r)(s)(t)(x)	(13.74)	30.33	12.60	(0.87)	15.47
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.06	1.05	1.07	1.07	1.06
Expenses after expense reductions	0.99	0.99	0.99	0.99	0.99
Net investment income (loss)	0.47	0.49	0.79	1.04	0.85
Portfolio turnover	43	57	63	53	64
Net assets at end of period (000 omitted)	$34,446	$48,557	$45,533	$52,605	$73,655

Class R3	Year ended
	9/30/22	9/30/21	9/30/20	9/30/19	9/30/18
Net asset value, beginning of period	$34.66	$28.40	$26.44	$29.69	$26.49
Income (loss) from investment operations
Net investment income (loss) (d)	$0.23	$0.24	$0.28	$0.33	$0.31
Net realized and unrealized gain (loss)	(3.89)	8.08	3.06	(0.92)	3.78
Total from investment operations	$(3.66)	$8.32	$3.34	$(0.59)	$4.09
Less distributions declared to shareholders
From net investment income	$(0.24)	$(0.25)	$(0.37)	$(0.38)	$(0.32)
From net realized gain	(5.08)	(1.81)	(1.01)	(2.28)	(0.57)
Total distributions declared to shareholders	$(5.32)	$(2.06)	$(1.38)	$(2.66)	$(0.89)
Net asset value, end of period (x)	$25.68	$34.66	$28.40	$26.44	$29.69
Total return (%) (r)(s)(t)(x)	(13.53)	30.71	12.84	(0.60)	15.73
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.81	0.81	0.82	0.82	0.81
Expenses after expense reductions	0.74	0.74	0.74	0.74	0.74
Net investment income (loss)	0.73	0.73	1.05	1.28	1.11
Portfolio turnover	43	57	63	53	64
Net assets at end of period (000 omitted)	$38,202	$50,589	$59,630	$77,311	$113,415
See Notes to Financial Statements
23

Financial Highlights – continued
Class R4	Year ended
	9/30/22	9/30/21	9/30/20	9/30/19	9/30/18
Net asset value, beginning of period	$34.99	$28.65	$26.66	$29.96	$26.72
Income (loss) from investment operations
Net investment income (loss) (d)	$0.30	$0.32	$0.35	$0.40	$0.38
Net realized and unrealized gain (loss)	(3.93)	8.16	3.09	(0.95)	3.82
Total from investment operations	$(3.63)	$8.48	$3.44	$(0.55)	$4.20
Less distributions declared to shareholders
From net investment income	$(0.32)	$(0.33)	$(0.44)	$(0.47)	$(0.39)
From net realized gain	(5.08)	(1.81)	(1.01)	(2.28)	(0.57)
Total distributions declared to shareholders	$(5.40)	$(2.14)	$(1.45)	$(2.75)	$(0.96)
Net asset value, end of period (x)	$25.96	$34.99	$28.65	$26.66	$29.96
Total return (%) (r)(s)(t)(x)	(13.33)	31.06	13.15	(0.39)	16.02
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.56	0.56	0.57	0.57	0.56
Expenses after expense reductions	0.49	0.49	0.49	0.49	0.49
Net investment income (loss)	0.97	0.99	1.28	1.54	1.34
Portfolio turnover	43	57	63	53	64
Net assets at end of period (000 omitted)	$7,219	$12,391	$16,640	$23,253	$44,630

Class R6	Year ended
	9/30/22	9/30/21	9/30/20	9/30/19	9/30/18
Net asset value, beginning of period	$35.45	$29.02	$26.99	$30.29	$27.01
Income (loss) from investment operations
Net investment income (loss) (d)	$0.34	$0.36	$0.38	$0.43	$0.41
Net realized and unrealized gain (loss)	(3.99)	8.24	3.14	(0.94)	3.86
Total from investment operations	$(3.65)	$8.60	$3.52	$(0.51)	$4.27
Less distributions declared to shareholders
From net investment income	$(0.37)	$(0.36)	$(0.48)	$(0.51)	$(0.42)
From net realized gain	(5.08)	(1.81)	(1.01)	(2.28)	(0.57)
Total distributions declared to shareholders	$(5.45)	$(2.17)	$(1.49)	$(2.79)	$(0.99)
Net asset value, end of period (x)	$26.35	$35.45	$29.02	$26.99	$30.29
Total return (%) (r)(s)(t)(x)	(13.22)	31.13	13.28	(0.25)	16.13
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.46	0.45	0.46	0.46	0.45
Expenses after expense reductions	0.39	0.39	0.38	0.38	0.38
Net investment income (loss)	1.08	1.09	1.40	1.64	1.45
Portfolio turnover	43	57	63	53	64
Net assets at end of period (000 omitted)	$180,063	$219,533	$180,306	$171,658	$220,856

See Notes to Financial Statements
24

Financial Highlights – continued
(d)	Per share data is based on average shares outstanding.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
25

Notes to Financial Statements
(1) Business and Organization
MFS Blended Research Core Equity Fund (the fund) is a diversified series of MFS Series Trust XI (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2) Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.
In June 2022, the FASB issued Accounting Standards Update 2022-03, Fair Value Measurement (Topic 820) – Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”), which affects all entities that have investments in equity securities measured at fair value that are subject to contractual sale restrictions. ASU 2022-03 clarifies that a contractual restriction on the sale of an equity security is a characteristic of the reporting entity holding the equity security rather than a characteristic of the asset and, therefore, is not considered in measuring the fair value of the equity security. The fund decided to early adopt ASU 2022-03 effective as of June 30, 2022 as the guidance in ASU 2022-03 was consistent with the fund’s existing practices for fair value measurement.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. Effective September 8, 2022, and in accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the
26

Notes to Financial Statements  - continued
“valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
Under the fund's valuation policy and procedures, equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value.
Open-end investment companies are generally valued at net asset value per share.
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires
27

Notes to Financial Statements  - continued
judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of September 30, 2022 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$921,906,020	$—	$—	$921,906,020
Mutual Funds	6,208,959	—	—	6,208,959
Total	$928,114,979	$—	$—	$928,114,979
For further information regarding security characteristics, see the Portfolio of Investments.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
28

Notes to Financial Statements  - continued
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to wash sale loss deferrals and treating a portion of the proceeds from redemptions as a distribution for tax purposes.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 9/30/22	Year ended 9/30/21
Ordinary income (including any short-term capital gains)	$55,927,177	$15,993,738
Long-term capital gains	116,057,419	62,665,474
Total distributions	$171,984,596	$78,659,212
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 9/30/22
Cost of investments	$746,318,598
Gross appreciation	261,999,741
Gross depreciation	(80,203,360)
Net unrealized appreciation (depreciation)	$181,796,381
Undistributed ordinary income	6,533,934
Undistributed long-term capital gain	65,041,468
Total distributable earnings (loss)	$253,371,783
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class C shares will convert to
29

Notes to Financial Statements  - continued
Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 9/30/22	Year ended 9/30/21
Class A	$33,423,401	$17,553,690
Class B	2,234,558	996,778
Class C	6,661,137	2,922,697
Class I	80,514,448	35,171,904
Class R1	199,693	76,997
Class R2	7,300,378	3,238,481
Class R3	7,378,223	4,051,354
Class R4	1,603,043	1,141,622
Class R6	32,669,715	13,505,689
Total	$171,984,596	$78,659,212
(3) Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.40%
In excess of $1 billion and up to $2.5 billion	0.375%
In excess of $2.5 billion	0.35%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. Effective March 1, 2022, MFS has also agreed in writing to waive at least 0.01% of its management fee as part of this agreement. The agreement to waive at least 0.01% of the management fee will continue until modified by the fund's Board of Trustees, but such agreement will continue at least until January 31, 2024. For the year ended September 30, 2022, this management fee reduction amounted to $156,134, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended September 30, 2022 was equivalent to an annual effective rate of 0.38% of the fund's average daily net assets.
For the period from October 1, 2021 through July 31, 2022, the investment adviser had agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, certain tax reclaim recovery expenses (including contingency fees and closing agreement expenses), and investment-related expenses, such that total fund operating expenses did not exceed the following rates annually of each class’s average daily net assets:
				Classes
A	B	C	I	R1	R2	R3	R4	R6
0.74%	1.49%	1.49%	0.49%	1.49%	0.99%	0.74%	0.49%	0.42%
30

Notes to Financial Statements  - continued
This written agreement terminated on July 31, 2022. For the period from October 1, 2021 through July 31, 2022, this reduction amounted to $518,496 which is included in the reduction of total expenses in the Statement of Operations.
Effective August 1, 2022, the investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, certain tax reclaim recovery expenses (including contingency fees and closing agreement expenses), and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:
				Classes
A	B	C	I	R1	R2	R3	R4	R6
0.74%	1.49%	1.49%	0.49%	1.49%	0.99%	0.74%	0.49%	0.41%
This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until January 31, 2024. For the period from August 1, 2022 through September 30, 2022, this reduction amounted to $111,449, which is included in the reduction of total expenses in the Statement of Operations.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $38,999 for the year ended September 30, 2022, as its portion of the initial sales charge on sales of Class A shares of the fund.
The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
Distribution Plan Fee Table:
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$ 537,853
Class B	0.75%	0.25%	1.00%	1.00%	132,608
Class C	0.75%	0.25%	1.00%	1.00%	385,993
Class R1	0.75%	0.25%	1.00%	1.00%	13,166
Class R2	0.25%	0.25%	0.50%	0.50%	217,370
Class R3	—	0.25%	0.25%	0.25%	115,261
Total Distribution and Service Fees					$1,402,251
(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended September 30, 2022 based on each class's average daily net assets. MFD has voluntarily agreed to rebate a portion of each class's 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for
31

Notes to Financial Statements  - continued
accounts attributable to MFS or its affiliates' seed money. For the year ended September 30, 2022, this rebate amounted to $79, $16, $5, and $163 for Class A, Class B, Class C, and Class R3 shares, respectively, and is included in the reduction of total expenses in the Statement of Operations.
Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended September 30, 2022, were as follows:
Amount
Class A	$563
Class B	3,088
Class C	1,116
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund's Board of Trustees. For the year ended September 30, 2022, the fee was $51,024, which equated to 0.0046% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended September 30, 2022, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $960,910.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended September 30, 2022 was equivalent to an annual effective rate of 0.0159% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
32

Notes to Financial Statements  - continued
The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended September 30, 2022, this reimbursement amounted to $53,198, which is included in “Other” income in the Statement of Operations.
(4) Portfolio Securities
For the year ended September 30, 2022, purchases and sales of investments, other than short-term obligations, aggregated $474,984,002 and $542,717,690, respectively.
(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 9/30/22		Year ended 9/30/21
	Shares	Amount	Shares	Amount
Shares sold
Class A	990,399	$30,081,119	1,334,413	$41,998,464
Class B	6,688	202,936	1,267	36,804
Class C	42,186	1,213,794	47,122	1,426,388
Class I	3,516,308	109,656,456	5,839,587	197,867,677
Class R1	5,777	167,334	6,333	194,416
Class R2	193,336	5,789,614	268,137	8,346,913
Class R3	312,403	9,584,825	178,172	5,750,403
Class R4	40,101	1,258,205	144,170	4,761,994
Class R6	812,356	24,679,550	1,313,685	43,683,747
	5,919,554	$182,633,833	9,132,886	$304,066,806
Shares issued to shareholders in reinvestment of distributions
Class A	936,278	$29,904,719	387,971	$11,309,359
Class B	71,839	2,188,229	34,830	976,286
Class C	221,632	6,613,497	104,347	2,873,716
Class I	2,442,390	79,402,101	1,168,902	34,611,176
Class R1	6,628	199,693	2,773	76,997
Class R2	242,296	7,300,378	116,688	3,238,090
Class R3	231,874	7,378,223	139,365	4,051,354
Class R4	49,939	1,603,043	38,990	1,141,622
Class R6	971,665	31,637,404	436,470	12,941,348
	5,174,541	$166,227,287	2,430,336	$71,219,948
33

Notes to Financial Statements  - continued
	Year ended 9/30/22		Year ended 9/30/21
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(1,227,486)	$(37,845,712)	(3,885,679)	$(133,712,317)
Class B	(166,955)	(4,919,117)	(138,475)	(4,229,837)
Class C	(525,182)	(15,114,557)	(427,144)	(12,690,948)
Class I	(3,946,382)	(125,810,643)	(8,010,040)	(263,017,758)
Class R1	(4,975)	(149,216)	(8,605)	(280,351)
Class R2	(486,651)	(14,665,225)	(591,227)	(18,452,028)
Class R3	(516,141)	(16,379,379)	(957,444)	(30,186,746)
Class R4	(166,115)	(5,437,774)	(409,706)	(13,639,703)
Class R6	(1,142,623)	(36,587,298)	(1,772,030)	(59,560,034)
	(8,182,510)	$(256,908,921)	(16,200,350)	$(535,769,722)
Net change
Class A	699,191	$22,140,126	(2,163,295)	$(80,404,494)
Class B	(88,428)	(2,527,952)	(102,378)	(3,216,747)
Class C	(261,364)	(7,287,266)	(275,675)	(8,390,844)
Class I	2,012,316	63,247,914	(1,001,551)	(30,538,905)
Class R1	7,430	217,811	501	(8,938)
Class R2	(51,019)	(1,575,233)	(206,402)	(6,867,025)
Class R3	28,136	583,669	(639,907)	(20,384,989)
Class R4	(76,075)	(2,576,526)	(226,546)	(7,736,087)
Class R6	641,398	19,729,656	(21,875)	(2,934,939)
	2,911,585	$91,952,199	(4,637,128)	$(160,482,968)
The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Lifetime 2040 Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime 2050 Fund, the MFS Lifetime 2045 Fund, the MFS Lifetime Income Fund, and the MFS Lifetime 2055 Fund were each the owners of record of approximately 3%, 2%, 2%, 2%, 2%, 1%, and 1%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2025 Fund, the MFS Lifetime 2060 Fund, and the MFS Lifetime 2065 Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.
Effective June 1, 2019, purchases of the fund’s Class B shares were closed to new and existing investors subject to certain exceptions
(6) Line of Credit
The fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to
34

Notes to Financial Statements  - continued
the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate) plus 0.10%, 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires on March 16, 2023 unless extended or renewed. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended September 30, 2022, the fund’s commitment fee and interest expense were $4,576 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$7,530,565	$110,932,935	$112,255,202	$41	$620	$6,208,959

Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$53,748	$—
(8) LIBOR Transition
Certain of the fund's investments, including investments in certain debt instruments and derivatives (if any), as well as borrowings by the fund and certain other contractual arrangements of the fund, may be based on the London Interbank Offered Rate (“LIBOR”). In 2017, the regulatory authority that oversees financial services firms in the United Kingdom announced plans to transition away from LIBOR by the end of 2021. In March 2021, the administrator of LIBOR announced the extension of the publication of the more commonly used U.S. dollar LIBOR settings to the end of June 2023. Although the full impacts of the transition away from LIBOR are not fully known, the transition may result in, among other things, an increase in volatility or illiquidity of the markets for instruments that currently rely on LIBOR to determine interest rates and this could have an adverse impact on the fund's performance. With respect to the fund's accounting for investments, including investments in certain debt instruments and derivatives, as well as borrowings by the fund and any other contractual arrangements of the fund that undergo reference rate-related modifications as a result of the transition, management will rely upon the relief provided by FASB Codification Topic 848 – Reference Rate Reform (Topic 848). The guidance in Topic 848 permits the fund to account for those modified contracts as a continuation of the existing contracts. Management is still evaluating the impact to the fund of the June 30, 2023 planned discontinuation of the more commonly used U.S. dollar LIBOR settings.
35

Notes to Financial Statements  - continued
(9) Russia and Ukraine Conflict
The market disruptions, which began in late February 2022, associated with geopolitical events related to the conflict between Russia and Ukraine may adversely affect the value of the fund’s assets and thus the fund’s performance. Management continues to monitor these events and to evaluate the related impacts, if any, to the fund.
36

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Series Trust XI and the Shareholders of MFS Blended Research Core Equity Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS Blended Research Core Equity Fund (the “Fund”), including the portfolio of investments, as of September 30, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as
37

Report of Independent Registered Public Accounting Firm – continued
evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2022, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
November 14, 2022
We have served as the auditor of one or more of the MFS investment companies since 1924.
38

Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of November 1, 2022, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)  The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Michael W. Roberge (k) (age 56)	Trustee	January 2021	136	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022); President (until December 2018); Chief Investment Officer (until December 2018)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 67)	Trustee and Chair of Trustees	January 2009	136	Private investor	N/A
Steven E. Buller (age 71)	Trustee	February 2014	136	Private investor	N/A
John A. Caroselli (age 68)	Trustee	March 2017	136	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 67)	Trustee	January 2009	136	Private investor	N/A
Peter D. Jones (age 67)	Trustee	January 2019	136	Private investor	N/A
James W. Kilman, Jr. (age 61)	Trustee	January 2019	136	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)
39

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 66)	Trustee	March 2017	136	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 66)	Trustee	May 2014	136	Private investor	N/A
Laurie J. Thomsen (age 65)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Senior Managing Counsel
Kino Clark (k) (age 54)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 55)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President
David L. DiLorenzo (k) (age 54)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 55)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel
Brian E. Langenfeld (k) (age 49)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
40

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Rosa E. Licea-Mailloux(k) (age 46)	Chief Compliance Officer	March 2022	136	Massachusetts Financial Services Company, Vice President (since 2018); Director of Corporate Compliance (2018-2021), Senior Director Compliance (2021-2022), Senior Managing Director of North American Compliance & Chief Compliance Officer (since March 2022); Natixis Investment Managers (investment management), Funds Chief Compliance Officer, Deputy General Counsel & Senior Vice President (until 2018)
Amanda S. Mooradian (k) (age 43)	Assistant Secretary and Assistant Clerk	September 2018	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Kasey L. Phillips (k) (age 51)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 47)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Senior Managing Counsel
William B. Wilson(k) (age 40)	Assistant Secretary and Assistant Clerk	October 2022	136	Massachusetts Financial Services Company, Assistant Vice President and Counsel
James O. Yost (k) (age 62)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
41

Trustees and Officers - continued
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900

Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116

Portfolio Manager(s)
Jim Fallon Matt Krummell Jonathan Sage Jed Stocks
42

Board Review of Investment Advisory Agreement
MFS Blended Research Core Equity Fund
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS.  The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting.  In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2022 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”).  The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings.  The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant.  The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review.  As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2021 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about
43

Board Review of Investment Advisory Agreement - continued
MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds.  The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor.  Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors.  It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods.  The Trustees placed particular emphasis on the total return performance of the Fund’s Class I shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2021, which the Trustees believed was a long enough period to reflect differing market conditions.  The total return performance of the Fund’s Class I shares was in the 3rd quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers).  The total return performance of the Fund’s Class I shares was in the 1st quintile for the one-year period and the 3rd quintile for the three-year period ended December 31, 2021 relative to the Broadridge performance universe.  Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
In addition to considering the performance information provided in connection with the contract review meetings, the Trustees noted that, in light of the Fund’s substandard relative performance at the time of their contract review meetings in 2021, they had met at each of their regular meetings since then with MFS’ senior investment management personnel to discuss the Fund’s performance and MFS’ efforts to improve the Fund’s performance. The Trustees further noted that the Fund’s five-year performance as compared to its Broadridge performance universe improved for the period ended December 31, 2021, as compared to the prior year. Taking this information into account, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class I shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge.  The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’
44

Board Review of Investment Advisory Agreement - continued
approval.  The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was lower than the Broadridge expense group median and the Fund’s total expense ratio was approximately at the Broadridge expense group median. The Trustees also noted that MFS has agreed to further reduce the expense limitation for Class R6 shares of the Fund effective August 1, 2022, which may not be changed without the Trustees’ approval.
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any.  In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds.  The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole.  They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2.5 billion.  The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds' complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund's shareholders to share in the benefits from any economies of scale at the complex level.  The group fee waiver is reviewed and renewed annually between the Board and MFS.  The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund.  The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies.  In this regard, the
45

Board Review of Investment Advisory Agreement - continued
Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc.  The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS.  The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians.  The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds.  The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2022.
46

Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund's Form N-PORT reports are available on the SEC's Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at mfs.com/openendfunds by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
Further Information
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The fund will notify shareholders of amounts for use in preparing 2022 income tax forms in January 2023. The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.
The fund designates $137,664,000 as capital gain dividends paid during the fiscal year.
For corporate shareholders, 29.25% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.
47

Federal Tax Information (unaudited) - continued
The fund designates the maximum amount allowable as Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
48

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 800-225-2606 or go to mfs.com.
49

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
50

Save paper with eDelivery.
MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.
To sign up:
1. Go to mfs.com.
2. Log in via MFS® Access.
3. Select eDelivery.
If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.
CONTACT
WEB SITE
mfs.com
MFS TALK
1-800-637-8255
24 hours a day
ACCOUNT SERVICE AND LITERATURE
Shareholders
1-800-225-2606
Financial advisors
1-800-343-2829
Retirement plan services
1-800-637-1255
MAILING ADDRESS
MFS Service Center, Inc.
P.O. Box 219341
Kansas City, MO 64121-9341
OVERNIGHT MAIL
MFS Service Center, Inc.
Suite 219341
430 W 7th Street
Kansas City, MO 64105-1407

Item 1(b):

Not applicable

ITEM 2. CODE OF ETHICS.

The Registrant has adopted a Code of Ethics (the "Code") pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant's principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in the Code that relates to an element of the Code's definition enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code is attached hereto as EX-99.COE.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Steven E. Buller, James Kilman, and Clarence Otis, Jr. and Ms. Maryanne L. Roepke, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of "audit committee financial expert" as such term is defined in Form N-CSR. In addition, Messrs. Buller, Kilman, and Otis and Ms. Roepke are "independent" members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP ("Deloitte") to serve as independent accountants to certain series of the Registrant and Ernst & Young LLP ("E&Y") to serve in the same capacity to certain other series of the Registrant (each a "Fund" and collectively the "Funds"). The tables below set forth the audit fees billed to each Fund as well as fees for non-audit services provided to each Fund and/or to each Fund's investment adviser, Massachusetts Financial Services Company ("MFS"), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Funds ("MFS Related Entities").

For the fiscal years ended September 30, 2022 and 2021, audit fees billed to each Fund by Deloitte and E&Y were as follows:

Fees billed by Deloitte:		Audit Fees
	2022	2021
MFS Blended Research Core Equity Fund	50,208	47,677

Fees billed by E&Y:		Audit Fees
	2022	2021
MFS Mid Cap Value Fund	31,191	31,057

For the fiscal years ended September 30, 2022 and 2021, fees billed by Deloitte and E&Y for audit-related, tax and other services provided to each Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

Fees billed by Deloitte:	Audit-Related		Tax Fees2		All Other Fees3
		Fees1
	2022	2021	2022	2021	2022	2021
To MFS Blended Research	0	0	400	8,942	0	0
Core Equity Fund

Fees billed by Deloitte:	Audit-Related		Tax Fees2		All Other Fees3
		Fees1
	2022	2021	2022	2021	2022	2021
To MFS and MFS Related
Entities of MFS Blended	0	0	0	0	3,790	5,390
Research Core Equity Fund*

Fees Billed by Deloitte			Aggregate Fees for Non-audit Services
			2022		2021
To MFS Blended Research Core Equity

Fund, MFS and MFS Related Entities#			4,190		14,332

Fees billed by E&Y:	Audit-Related		Tax Fees2		All Other Fees4
	Fees1
	2022	2021	2022	2021	2022	2021
To MFS Mid Cap Value Fund	0	0	632	6,095	2,260	3,346

Fees billed by E&Y:	Audit-Related		Tax Fees2		All Other Fees4
		Fees1
	2022	2021	2022	2021	2022	2021
To MFS and MFS Related
Entities of MFS Mid Cap	662,511	1,668,649	0	0	111,415	110,620
Value Fund*

Fees billed by E&Y:		Aggregate Fees for Non-audit Services
			2022		2021
To MFS Mid Cap Value Fund, MFS and			887,248		2,025,140
MFS Related Entities#

*This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

# This amount reflects the aggregate fees billed by Deloitte or E&Y for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.

1 The fees included under "Audit-Related Fees" are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ''Audit Fees,'' including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

2 The fees included under "Tax Fees" are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

3 The fees included under "All Other Fees" are fees for products and services provided by Deloitte other than those reported under "Audit Fees," "Audit-Related Fees" and "Tax Fees".

4 The fees included under "All Other Fees" are fees for products and services provided by E&Y other than those reported under "Audit Fees," "Audit-Related Fees" and "Tax Fees," including fees for services related to review of internal controls and review of Rule 38a-1 compliance program.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre- approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Fund and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by- engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f):

Not applicable.

Item 4(h):

The Registrant's Audit Committee has considered whether the provision by a Registrant's independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant's principal auditors.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6. INVESTMENTS

A schedule of investments for each series covered by this Form N-CSR is included as part of the report to shareholders of such series under Item 1(a) of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant's Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)Based upon their evaluation of the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant's principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)There were no changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 13. EXHIBITS.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto as EX-99.COE.

(2)A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto as EX-99.302CERT.

(3)Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(4)Change in the registrant's independent public accountant. Not applicable.

(b)If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or

240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Attached hereto as EX-99.906CERT.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST XI

By (Signature and Title)*

/S/ DAVID L. DILORENZO

David L. DiLorenzo, President

Date: November 14, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*

/S/ DAVID L. DILORENZO

David L. DiLorenzo, President (Principal Executive Officer)

Date: November 14, 2022

By (Signature and Title)*

/S/ JAMES O. YOST

James O. Yost, Treasurer (Principal Financial Officer and Accounting Officer)

Date: November 14, 2022

* Print name and title of each signing officer under his or her signature.